TRANS-LUX CORPORATION
26 Pearl Street
Norwalk, Connecticut  06850

_________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 2, 2013

_________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION (the “Corporation” or the “Company”) will be held at the Company’s Atlanta office, located at 680 Douthit Ferry Road, Suite 201, Cartersville, Georgia 30120 , on October 2, 2013 at 10:00 A.M. local time for the following purposes:

1.

To consider and act upon a proposal to vote on (a) an advisory resolution on executive compensation and (b) an advisory resolution on the frequency of future advisory votes on executive compensation;

2.

To consider and act upon a proposal to approve the grant of warrants to the following members of the Board of Directors of the Corporation: (a) George Schiele, (b) Salvatore Zizza and (c) Jean Firstenberg;

3.

To consider and act upon a proposal to approve amendments to our amended and restated certificate of incorporation granting our board the discretion to (a) effect a reverse stock split by a ratio of up to 1-for-1,000, with the exact ratio to be determined by our Board of Directors in its sole discretion, followed by a forward stock split by a ratio of up to 50-for-1, with the exact ratio to be determined by our Board of Directors in its sole discretion, and (b) reduce the Company’s authorized common stock, par value $0.001 (“Common Stock”); implementation of this proposal no. 3(b) is conditioned upon the approval of proposal no. 3(a); if proposal no. 3(a) is not approved, then proposal no. 3(b) will not be implemented;

4.

To elect three directors to serve for a term of three years and until their respective successors shall have been duly elected and qualified, namely (a) Jean Firstenberg, (b) Alan K. Greene, and (c) Alberto Shaio;

5.

To ratify the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the ensuing fiscal year; and

6.

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on August 5, 2013 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

Kristin A. Kreuder Corporate Secretary

Dated and Mailed:

Norwalk, Connecticut

August __, 2013

Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Annual Meeting.  A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

PROXY STATEMENT
of
TRANS-LUX CORPORATION

for the Annual Meeting of Stockholders
To Be Held on October 2, 2013
_________________________

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (the “Corporation” or the “Company”) of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Wednesday, October 2, 2013 (the “Meeting”), and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.  This Proxy Statement and the proxies solicited hereby are being mailed to stockholders on August __, 2013.  The shares represented by the proxies timely received and properly executed pursuant to the solicitation made hereby and not revoked will be voted at the Meeting.

Meeting of Stockholders

The Meeting will be held at the Company’s Atlanta office, located at 680 Douthit Ferry Road, Suite 201, Cartersville, Georgia 30120, on October 2, 2013 at 10:00 A.M. local time.

Purposes of the Meeting

The purposes of the Meeting are to vote upon:  (1) (a) an advisory resolution on executive compensation and (b) an advisory resolution on the frequency of future advisory votes on executive compensation; (2) the granting of certain warrants to the following members of the Board of Directors of the Corporation: (a) George Schiele, (b) Salvatore Zizza and (c) Jean Firstenberg; (3) the approval of certain amendments to our amended and restated certificate of incorporation granting our board the discretion to (a) effect a reverse stock split by a ratio of up to 1-for-1,000, with the exact ratio to be determined by our Board of Directors in its sole discretion, followed by a forward stock split by a ratio of up to 50-for-1, with the exact ratio to be determined by our Board of Directors in its sole discretion, and (b) reduce the Company’s authorized Common Stock; implementation of this proposal no. 3(b) is conditioned upon the approval of proposal no. 3(a); if proposal no. 3(a) is not approved, then proposal no. 3(b) will not be implemented; (4) the election of three directors to serve for a term of three years, or until their respective successors shall have been duly elected and qualified, namely (a) Jean Firstenberg, (b) Alan K. Greene, and (c) Alberto Shaio; (5) the ratification of the appointment of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and (6) to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

Record Date and Voting

The close of business on August 5, 2013 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Meeting.  There were outstanding as of the close of business on August 5, 2013 and entitled to notice of and to vote at the Meeting, approximately 25,895,424 shares of Common Stock of the Corporation.  Each outstanding share of Common Stock is entitled to one vote on all matters voted on at the Meeting.

Voting Required

Only stockholders of record of the Common Stock as of the close of business on the Record Date will be entitled to vote at the Meeting.

A majority of the voting power of all shares of the Common Stock outstanding must be present or represented by proxy at the Meeting to constitute a quorum.  Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Meeting.  If a quorum is not present, the Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

On April 8, 2013 and on June 26, 2013, the Board of Directors of the Corporation unanimously adopted resolutions approving, declaring advisable and recommending to the Corporation’s stockholders the adoption of each of the Proposals.

Proposal 1(a) requires the affirmative vote of a majority of the votes cast affirmatively or negatively of the Common Stock.  The alternative selected under Proposal 1(b) will be based on the alternative which receives the most votes.  Proposal Numbers 2(a), 2(b) and 2(c) require the affirmative vote of a majority of the votes cast affirmatively or negatively of the Common Stock.  Proposal Numbers 3(a) and 3(b) require the affirmative vote of a majority of the outstanding shares of Common Stock; implementation of Proposal No. 3(b) is conditioned upon the approval of Proposal No. 3(a); if Proposal No. 3(a) is not approved, then Proposal No. 3(b) will not be implemented.  Proposal Number 4 requires a plurality vote.  Proposal Number 5 requires the affirmative vote of a majority of the votes cast affirmatively or negatively of the Common Stock.

Broker Non-Votes

If stockholders do not give their brokers instructions as to how to vote shares held in street name, the brokers have discretionary authority to vote those shares on ‘routine’ matters, such as the ratification of the independent registered public accounting firm, but not on ‘non-routine’ proposals, such as the election of directors.  As a result, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote.  Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers will be counted as present for the purpose of determining whether there is a quorum at the Meeting, will be treated as a vote AGAINST any Proposal requiring the affirmative vote of a percentage of outstanding stock or outstanding voting power and will have no effect for the purpose of determining whether our stockholders have approved a matter requiring a majority of votes cast affirmatively or negatively or a plurality vote.

How to Vote

You may own shares either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.  If your shares are registered directly in your name, we are sending these proxy materials directly to you.  If the record holder of your shares is a nominee, you will receive proxy materials from such nominee.  If you are a record holder, you may vote in person at the Meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Meeting.  You can always change your vote at the Meeting.  To vote by proxy, mark your proxy card, date and sign it, and return it as soon as possible in the postage-paid envelope provided.  If your shares are held by a broker, bank or other nominee, such nominee will provide you with instructions that you must follow in order to have your shares voted.  If you plan to attend the Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of shares on August 5, 2013.

Proxies

A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date, or by voting in person at the Meeting, each as more fully described in the following paragraph.  Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting.  In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Meeting.  The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

Revoking a Proxy

A proxy may be revoked by delivery of a written statement to Continental Stock Transfer & Trust, Co., Attention: Proxy Department, via email at: proxy@continentalstock.com or via facsimile at: 212-509-5152.  Such revocation must state that the proxy is revoked.  A proxy may also be revoked by a subsequent proxy executed by the person executing the prior proxy and presented at the Meeting, or by voting in person at the Meeting.

Proxy Solicitation and Expenses

The Company will pay for the entire cost of soliciting proxies on its behalf.  We will also reimburse brokerage firms, banks and other agents for the cost of forwarding the Company’s proxy materials to beneficial owners.  In addition, our directors and employees may solicit proxies in person, by mail, by telephone, via the internet, press releases or advertisements.  Directors and employees will not be paid any additional compensation for soliciting proxies.

Proxy Materials Available on the Internet

These proxy materials and the Company’s 2012 Annual Report on Form 10-K are available on the internet on the following website:  http://proxystatements.trans-lux.com/.

PROPOSAL TO APPROVE (A) THE ADVISORY RESOLUTION

ON EXECUTIVE COMPENSATION AND (B) THE FREQUENCY OF CONDUCTING

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Proposal Nos. 1(a) and 1(b) (Items 1(a) and 1(b) on Proxy Card)

Proposal No. 1(a)—Advisory Resolution on Executive Compensation

Background

The Board of Directors recognizes the significant interest of shareholders in executive compensation matters. Pursuant to recent amendments to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (which were added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”)), we are providing our shareholders with an opportunity to cast an advisory vote to approve the compensation of our named executive officers as disclosed in the Summary Compensation Table and other tables and the related narrative discussion, as well as in the Compensation Discussion and Analysis section of this Proxy Statement, in accordance with SEC rules.  In connection therewith, the Company is requesting shareholders to approve the following non-binding advisory resolution at the 2013 Annual Meeting of Stockholders:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, as well as the Compensation Discussion and Analysis, set forth in this Proxy Statement, is hereby APPROVED, on an advisory basis, by the shareholders of the Company.

Summary and Recommendation

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices of the Company with respect to executive compensation are effective in achieving the Company’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of the shareholders and motivating the executives to remain with the Company for long and productive careers.  Our executive compensation program is designed to enable us to attract, motivate and retain executive talent, who are critical to our success. Our compensation philosophy and framework have resulted in compensation for our named executive officers that is commensurate with the Company’s financial results.  Our executive compensation program is designed to attract, motivate and retain executives and professionals of the highest level of quality and effectiveness.  These programs focus on rewarding the types of performance that increase shareholder value, link executive compensation to the Company’s long-term strategic objectives and align executive officers’ interests with those of our shareholders.  The Company believes that its executive compensation program satisfies these goals.  Named executive officer compensation currently reflects amounts of cash consistent with periods of economic stress and lower earnings, and equity incentives aligning with our actions to stabilize the Company and to position it for a continued recovery.

We urge shareholders to review the 2012 Summary Compensation table and related compensation tables and narrative discussion set forth in this Proxy Statement, which provide detailed information on the Company’s compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Company, its Board of Directors or its Compensation Committee.  Although non-binding, the Company, its Board of Directors and its Compensation Committee will review and consider the voting results when evaluating our executive compensation program.

Proposal No. 1(b)—Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Background

In Proposal No. 1(a) above, the Company is requesting shareholders to vote on an advisory resolution on executive compensation.  Pursuant to recent amendments to Section 14A of the Securities Exchange Act of 1934 added by the Dodd-Frank Act, in this Proposal No. 1(b) the Company is asking shareholders to vote, on a non-binding advisory basis, on whether future advisory votes on executive compensation should occur every year, every two years or every three years.  Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain.  Shareholders are not voting to approve or disapprove the Board’s recommendation.  This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Company, its Board of Directors or its Compensation Committee.  Shareholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options.

Recommendation

The Board understands that there are different views as to what is an appropriate frequency for advisory votes on executive compensation.  For the reasons described below, the Board of Directors is recommending that shareholders vote for holding the advisory vote on executive compensation of our named executive officers EVERY THREE YEARS pursuant to the following resolution:

RESOLVED, that an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers, as disclosed in the compensation tables and narrative discussion, as well as the Compensation Discussion and Analysis, set forth in this Proxy Statement, be submitted to the Company’s shareholders every: (i) three years, (ii) two years or (iii) one year; with such frequency that receives the highest number of votes cast being the preferred advisory vote of shareholders.

The following describes the reasons for the Board’s recommendations:

●      A triennial approach provides regular input by shareholders, while allowing shareholders to better judge our compensation program in relation to our long-term performance.  This benefits our institutional and other shareholders, who have historically held our stock over the long-term.

●      Our executive compensation program is designed to operate over the long-term and to support long-term value creation.  Equity awards provide significant leverage if our long-term growth objectives are achieved, while placing a significant portion of our executives’ compensation at risk if our long-term objectives are not achieved.

●      A triennial vote will provide our Board of Directors and its Compensation Committee sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, discuss the implications of the vote with our shareholders and develop and implement any changes to our executive compensation program that may be appropriate in light of the vote.  A triennial vote will also allow for these changes to our executive compensation program to be in place long enough for shareholders to see and evaluate the effectiveness of these changes.

●      The composition and level of compensation paid to executives in the market evolves over multiple years.  A triennial approach will allow us to review evolving practices in the market to ensure our compensation program reflects best practices.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

(1) APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE

COMPENSATION AS DESCRIBED IN THIS PROPOSAL 1(A) AND

(2) CONDUCTING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS AS DESCRIBED IN THIS PROPSAL 1(B).

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE
VOTED “FOR” (A) THE APPROVAL OF THE ADVISORY RESOLUTION

ON EXECUTIVE COMPENSATION AND (B) CONDUCTING FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY THREE YEARS,

UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

PROPOSAL TO GRANT CERTAIN WARRANTS TO THE FOLLOWING MEMBERS OF THE BOARD OF DIRECTORS OF THE CORPORATION: (A) GEORGE SCHIELE, (B) SALVATORE ZIZZA AND (C) JEAN FIRSTENBERG

Proposal Nos. 2(a), 2(b) and 2(c) (Items 2(a), 2(b) and 2(c) on Proxy Card)

The Board of Directors is asking the Corporation’s stockholders to approve the grant of warrants to purchase common shares of the Company to the following members of the Board of Directors of the Company: (a) George Schiele, (b) Salvatore Zizza and (c) Jean Firstenberg, in each case on the terms set forth below.  A majority of the Board of Directors has approved, subject to stockholder approval, the granting of such warrants (the “Warrants”).  The objectives of the Board in granting the Warrants is to provide compensation to Directors Schiele, Zizza and Firstenberg for future extraordinary services they each may perform for and/or on behalf of the Company.

Proposal No. 2(a)—Grant of 500,000 Warrants to George Schiele

Director Schiele has agreed to continue providing the executive services beyond normal Board duties he has contributed to the Company since joining the Board in 2010, including finding and vetting senior management officers, and being available to help the Chief Executive Officer deal with operational and administrative issues as they arise and on his request.  Going forward he has additionally agreed to continue the pursuit of and negotiations with the leads opened through his business and political connections for the development of state and local support of the Company in any future physical location and construction efforts.  In consequence of his prior experience in the development and construction of manufacturing plants, he has also agreed to provide continuing oversight of any such potential project.

Proposal No. 2(b)—Grant of 500,000 Warrants to Salvatore Zizza

Mr. Zizza anticipates being continuously called upon by management to help mitigate the various challenges that the Company is facing relating to, among other things, financing and raising capital, obtaining lines of credit with banking institutions, operating decisions relating to productivity, and assisting in the negotiation and resolution of ongoing litigation and strategy relating thereto.  Mr. Zizza anticipates continuous conference calls and meetings well beyond the regularly scheduled board meetings until such time that the Company is sufficiently capitalized and profitable.

Proposal No. 2(c)—Grant of 50,000 Warrants to Jean Firstenberg

Director Firstenberg has served on the board since 1989 and is the Company’s longest serving director.  Going forward, as the Company seeks the development of an LED lighting system tailored to the needs of film and television production entities, her extensive knowledge and connections to the moving image production community as the long-term President of the American Film Institute and her ongoing role as President Emeritus and Lifetime Director assure the Company of access at the most significant and respected levels of the image production community.  In addition, Ms. Firstenberg will continue to navigate through her political connections for the development of any State of California, Los Angeles County or Los Angeles City efforts that might be optimal for the Company’s third-party relationships.

The closing sale price of the Common Stock on the Over-the-Counter Bulletin Board (the “OTCQB”) on August 16, 2013 was $0.19 per share.  The closing sale price of the Company’s Common Stock on the OTCQB on the date the Board of Directors approved the grant of the Warrants to Messrs. Schiele and Zizza was $0.17, and to Ms. Firstenberg, was $0.26.

Warrants Summary

The material provisions of the Warrants, as proposed to be adopted pursuant to this Proposal No. 2, are summarized below.  This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrants attached as Appendix A to this Proxy Statement.

Duration and Vesting of the Warrants.  The Warrants will be granted and effective on the date that the granting of the Warrants is approved by our stockholders and will terminate on the five-year anniversary thereof.  The Warrants shall vest ratably over three years commencing on year after the grant date, vesting 33% each year.

Type of Warrants/Exercise Price.  The Warrants will be non-cashless and shall have an exercise price of $0.50 per warrant share of Common Stock purchased thereunder.

Dilution Provisions/Transferability.  The Warrants shall contain mechanical dilution provisions only (i.e. stock splits, stock dividends, etc.) and shall not contain any economic dilution provisions (i.e. re-pricing or ratchet, etc.).  The Warrants are not transferable.  Once exercised, the shares underlying the Warrants are transferable in accordance with applicable securities laws.

Rights Upon Removal, Resignation or Expiration of Term as a Director of the Company.  All terms not otherwise defined below are defined in Attachment A:

Termination for Reasons Other Than Cause, Death, Disability.  If the continuous service as a Director of the Company (“Continuous Service”) of the holder of the Warrant (the “Holder”) is terminated for any reason other than Cause, death or disability, the Holder may exercise the vested portion of the Warrant, but only within such period of time ending on the earlier of: (a) the date three months following the termination of the Holder’s Continuous Service or (b) the Termination Date of the Warrant.

Termination for Cause. If the Holder’s Continuous Service is terminated by virtue of a formal removal of such Director by the shareholders of the Company (“for Cause”), the Warrant (whether vested or unvested) shall immediately terminate and cease to be exercisable.  The expiration of such Director’s term (and simultaneous failure for such Director to be re-elected) shall not constitute “for Cause”.

Termination Due to Disability.  If the Holder’s Continuous Service terminates as a result of the Holder’s disability, the Participant may exercise the vested portion of the Warrant, but only within such period of time ending on the earlier of: (a) the date 12 months following the Holder’s termination of Continuous Service or (b) the Termination Date of the Warrant.

Termination Due to Death.  If the Holder’s Continuous Service terminates as a result of the Holder’s death, the vested portion of the Warrant may be exercised by the Holder’s estate, by a person who acquired the right to exercise the Warrant by bequest or inheritance or by the person designated to exercise the Warrant upon the Holder’s death, but only within the time period ending on the earlier of: (a) the date 12 months following the Holder’s termination of Continuous Service or (b) the Termination Date of the Warrant.

Legal Limitations

The issuance of any shares upon exercise of the Warrants may be subject to the prior listing thereof on any exchange on which such shares are traded.  The shares will be held by the recipient for investment unless the Corporation registers such shares under the Securities Act of 1933, as amended.

THE MAJORITY OF THE BOARD OF DIRECTORS RECOMMENDS

THAT THE STOCKHOLDERS VOTE “FOR” (1) THE

GRANT OF WARRANTS TO GEORGE SCHIELE, AS DESCRIBED IN THIS PROPOSAL

NO. 2(A), (2) THE GRANT OF WARRANTS TO SALVATORE ZIZZA, AS DESCRIBED IN THIS PROPOSAL NO. 2(B), AND THE GRANT OF WARRANTS TO JEAN FIRSTENBERG,

AS DESCRIBED IN THIS PROPOSAL NO. 2(C).

IT IS INTENDED THAT PROXIES SOLICITED HEREBY
WILL BE VOTED “FOR” (1) THE GRANT OF WARRANTS TO GEORGE SCHIELE,

AS DESCRIBED IN THIS PROPOSAL NO. 2(A), (2) THE GRANT OF WARRANTS TO SALVATORE ZIZZA, AS DESCRIBED IN THIS PROPOSAL NO. 2(B), AND THE

GRANT OF WARRANTS TO JEAN FIRSTENBERG, AS DESCRIBED IN THIS PROPOSAL NO. 2(C), UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

PROPOSAL TO APPROVE AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION GRANTING OUR BOARD THE DISCRETION TO

(A) EFFECT A REVERSE STOCK SPLIT FOLLOWED BY A FORWARD STOCK SPLIT

AND (B) REDUCE THE COMPANY’S AUTHORIZED COMMON STOCK

Proposal Nos. 3(a) and 3(b) (Items 3(a) and 3(b) on Proxy Card)

IMPLEMENTATION OF PROPOSAL NO. 3(B) IS CONDITIONED UPON THE

APPROVAL OF PROPOSAL NO. 3(A); IF PROPOSAL NO. 3(A) IS NOT APPROVED,

THEN PROPOSAL NO. 3(B) WILL NOT BE IMPLEMENTED

Introduction

The Board of the Company has unanimously approved, subject to shareholder approval solicited hereby, proposals to amend the Company’s Amended and Restated Certificate of Incorporation authorizing the Board, at its discretion, to amend the Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of all outstanding and treasury shares of our Common Stock by a ratio ranging between 1-for-500 and 1-for-1,000 such that all shareholders owning fewer shares of Common Stock than the amount necessary to receive at least one share of post-split Common Stock, based on the ratio chosen by the Board, will have such shares cancelled and converted into the right to receive a cash payment per pre-split share as described below under “Payment for Fractional Shares” (the “Reverse Split”), (b) effect, immediately following the Reverse Split, a forward stock split of all outstanding and treasury shares of the Company’s Common Stock by a ratio ranging between 10-for-1 and 50-for-1 (the “Forward Split,” and together with the Reverse Split, the “Reverse/Forward Split”), and (c) reduce the authorized number of shares of Common Stock from 60,000,000 to 10,000,000 (the “Reduction in Common Stock”).  Fractional shares would be treated as provided below and outstanding options and warrants to purchase Common Stock would be adjusted accordingly.  The Reverse/Forward Split and Reduction in Common Stock would become effective upon the filing with the Secretary of State of the State of Delaware of the amendments to the Company’s Amended and Restated Certificate of Incorporation.  If the proposed amendments to our Amended and Restated Certificate of Incorporation are approved, our Board will have the sole discretion to elect, based on the ranges above, as it determines to be in the best interests of the Company and our stockholders, whether or not to effect the Reverse/Forward Split and Reduction in Common Stock and at which exchange ratios.  Our Board may elect not to implement the Reverse/Forward Split and Reduction in Common Stock at its sole discretion, even if it is approved by our stockholders.  If the Company implements the reverse stock split, the ratio chosen would not be reasonably likely to, or would not have the purposes of producing a going private effect or deregistering the Company as a reporting company.

Proposal No. 3(a) — Proposed Reverse/Forward Split

Purposes for the Proposed Reverse/Forward Split

Trans-Lux Corporation’s Common Stock currently trades in limited volume on the OTCQB.  The Reverse/Forward Split would benefit the Company and our stockholders by reducing the Company’s administrative burdens and costs in servicing shareholders who own relatively small numbers of shares of Common Stock by cashing out such smaller stockholders as described below under the heading entitled “Payment for Fractional Shares”.

The Reverse/Forward Split is also intended to result in a price level for our Common Stock that will broaden institutional investor interest.  We believe that a number of investment funds and other institutional investors are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks, and that brokerage firms are reluctant to recommend lower-priced stocks to their clients.  By decreasing the number of our shares of Common Stock outstanding through the Reverse/Forward Split, we believe we may be able to raise our Common Stock price to a level where our Common Stock could be viewed more favorably by potential investors.  Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks.  A higher stock price could alleviate this concern. The combination of lower transaction costs and increased interest from institutional investors could have the effect of improving the trading liquidity of our Common Stock.  Additionally, the Reverse/Forward Split will enable holders of smaller numbers of our shares of Common Stock to dispose of their investment without paying brokerage fees on the transactions.

The Company intends to effect the Forward Split immediately following the Reverse Split in order to bring the shareholders of our Common Stock remaining after the Reverse Split closer to the original position they held prior to the Reverse Split.  The desired effects of the Forward Split are to attract investor attention, which could potentially result in an increase of the price of our Common Stock, thereby increasing the liquidity of our Common Stock to the benefit of all of our shareholders, and to increase the number of shares of our Common Stock that are issued and outstanding, which could potentially have an anti-dilutive effect to the benefit of our shareholders.  Additionally, by effecting the Forward Split, the Company hopes to broaden its investor base and improve shareholder value.

The Board believes that stockholder approval of the proposal granting the Board discretion to set the actual exchange ratios within the described ranges, rather than stockholder approval of a specified exchange ratio, provides it with maximum flexibility to react to market conditions, including the liquidity and the likely effect on the market price of our Common Stock.  If the Board elects to effect a Reverse/Forward Split utilizing one of the reverse exchange ratios and one of the forward exchange ratios, the Board will be deemed to have abandoned its authorization related to any other reverse exchange ratios or forward exchange ratios.

Our Board intends to implement the Reverse/Forward Split if it believes that this action is in the best interests of Trans-Lux Corporation and our stockholders.  Such determination shall be based upon a variety of factors, including but not limited to, existing and expected marketability and liquidity of our Common Stock, prevailing market conditions and the likely effect on the market price of our Common Stock.  If our Board ultimately determines to effect the Reverse/Forward Split, the Board will determine the exact ratios within the approved exchange ratios that it believes will result in the greatest marketability of our Common Stock based on prevailing market conditions.  No further action on the part of our stockholders would be required to either effect or abandon the Reverse/Forward Split. Notwithstanding approval of any of the proposed exchange ratios by our stockholders, our Board may, in its sole discretion, determine to delay the effectiveness of the Reverse/Forward Split.

Principal Effects of the Reverse/Forward Split

If the shareholders approve the proposal to authorize the Board to implement the Reverse/Forward Split and the Board decides to implement the Reverse/Forward Split, then the Reverse/Forward Split would take effect on the date that we subsequently file the Certificates of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the forms of which are attached hereto as Attachment B and Attachment C, or on any later date that we may specify in such Certificates of Amendment (the “Effective Date”).  The par value of our Common Stock at $0.001 per share would remain unchanged.

Upon the Effective Date, any shareholder owning fewer shares than the number of shares or treasury shares of Common Stock for which the Reverse Split is executed (ranging between 500 and 1,000) (as determined in accordance with the applicable exchange ratio being applied and hereinafter referred to as the “Minimum Number”) will have the right to receive a cash payment per pre-split share, without interest and as described below under the heading entitled “Payment for Fractional Shares” (the “Cash Out Price”), in exchange for each share held immediately before the Reverse Split and will no longer be a shareholder of the Company (the “Cashed Out Shareholders”).  Any shareholder (including any shareholder holding Common Stock in “street name” through a nominee (such as a bank or broker)), owning at least the Minimum Number shares held prior to the Reverse Split (the “Continuing Shareholders”) will hold one share of Common Stock for each multiple of the Minimum Number shares held immediately prior to the Reverse Split.

Immediately after the completion of the Reverse Split, we will effect at a ratio ranging between 10-for-1 and 50-for-1 a forward stock split, pursuant to which shareholders owning one or more shares or treasury shares of Common Stock immediately after the Reverse Split will immediately after the Forward Split hold a number of shares or treasury shares of Common Stock equal to the number of shares for which the Forward Split is executed (up to 50) multiplied by the post-Reverse Split shares held by such shareholder.  Any Continuing Shareholder who otherwise would be entitled to receive a fractional share as a result of the Forward Split will be entitled to receive cash consideration in lieu of such fractional share in an amount equal to the Cash Out Price, as adjusted to take account for the Reverse Split, multiplied by such fractional share, as described below under the heading entitled “Payment for Fractional Shares”.

The proposed Reverse/Forward Split will likely affect the Continuing Shareholders’ proportionate equity interest in the Company.  The Reverse/Forward Split will likely affect our shareholders’ equity (deficit) as it is reflected in our financial statements to indicate that the number of issued and outstanding shares of Common Stock has been reduced.  The extent of any change in the Continuing Shareholders’ proportionate equity interest in the Company and our shareholders’ equity (deficit) will depend on the split ratios chosen by the Board.  In addition, the conversion ratios and exercise prices, to the extent applicable, of the Company’s outstanding stock options and warrants, will be proportionately adjusted upon the consummation of the Reverse/Forward Split.  The $0.001 per share par value of the Common Stock will not be affected by the proposed amendments.

Payment for Fractional Shares

If the shareholders approve the proposal to authorize the Board to implement the Reverse/Forward Split and the Board decides to implement the Reverse/Forward Split, shareholders will be notified on or after the Effective Date.  The Company’s transfer agent, Continental Stock Transfer & Trust Co., will act as the Company’s exchange agent (the “Exchange Agent”) for shareholders in implementing the tender or exchange of their certificates.

As of the Effective Date, all Cashed Out Shareholders will have their stock certificate(s) cancelled without any further action.  Those certificates will no longer represent an ownership interest in the Company, but will represent only the right to receive the Cash Out Price in lieu of the fractional shares to which a shareholder would otherwise be entitled.  No certificates or scrip representing fractional share interests in the Common Stock will be issued, and no such fractional share interest would entitle the holder thereof to any rights as a shareholder of the Company.  Certificates representing the shares owned by Cashed Out Shareholders subsequently presented for transfer will not be transferred on our books or records.

After the Effective Date, (a) all Cashed Out Shareholders will have an opportunity to exchange their stock certificate(s) for cash consideration in the amount of the Cash Out Price for each share held immediately prior to the Reverse Split in accordance with the terms of the next paragraph below, and (b) all Continuing Shareholders will have an opportunity to exchange their stock certificate(s) for a new stock certificate(s) that will bear a new CUSIP number and cash consideration in the amount of the Cash Out Price, as adjusted to take account for the Reverse Split, multiplied by any fractional shares resulting from the Forward Split, in accordance with the terms of the next paragraph below.  The Exchange Agent will furnish shareholders with the necessary materials and instructions to effect the surrender and exchange promptly following the Effective Date.  The letter of transmittal included in the materials will direct how old certificates are to be surrendered for new certificates and/or cash in lieu of fractional shares.  Shareholders must complete and sign the letter of transmittal and return it with their stock certificate(s) to the Exchange Agent in accordance with the instructions set forth in the transmittal letter before they can receive their new stock certificate(s) for those shares and/or cash in lieu of fractional shares.  The letter of transmittal will also contain instructions in the event that certificate(s) have been lost, destroyed or mutilated.  Shareholders should not send their stock certificate(s) to the Exchange Agent until they have received a letter of transmittal and followed the instructions in the letter of transmittal.

No fractional shares of our Common Stock will be issued as a result of the implementation of the Reverse/Forward Split.  Instead, the Exchange Agent will aggregate all fractional shares of Cashed Out Shareholders and any fractional shares of remaining stockholders after the Reverse/Forward Split and sell them as soon as practicable after the Effective Date at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share.  We expect that the Exchange Agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our Common Stock.  After the Exchange Agent’s completion of such sale, stockholders will receive a cash payment from the Exchange Agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

SHAREHOLDERS WILL NOT RECEIVE CASH AND/OR CERTIFICATES FOR SHARES OF POST-REVERSE/FORWARD SPLIT COMMON STOCK UNLESS AND UNTIL THE CERTIFICATES REPRESENTING THEIR SHARES OF PRE-REVERSE/FORWARD SPLIT COMMON STOCK ARE SURRENDERED AND THEY PROVIDE SUCH EVIDENCE OF OWNERSHIP OF SUCH SHARES AS THE COMPANY OR THE EXCHANGE AGENT MAY REQUIRE.  SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE. SHAREHOLDERS SHOULD NOT FORWARD THEIR CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED NOTICE FROM THE EXCHANGE AGENT PURSUANT TO THE LETTER OF TRANSMITTAL THAT THE REVERSE/FORWARD SPLIT HAS BECOME EFFECTIVE.

Beginning on the Effective Date, each certificate representing shares and treasury shares of the Company’s pre-Reverse/Forward Split Common Stock will be deemed for all corporate purposes to evidence ownership of the appropriate number of shares of post-Reverse/Forward Split Common Stock and/or the right to receive a cash payment, as the case may be.  No service charge or transaction cost shall be payable by shareholders in connection with the exchange of certificates, all costs of which will be borne and paid by the Company.  Stockholders will not be entitled to receive interest for the period of time between the Effective Date and the date payment is made for their fractional share interest in our Common Stock.  Shareholders should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction.  Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

Discretion of Board to Implement the Reverse/Forward Split

The Board has retained for itself the absolute authority to reject (and not implement) the Reverse/Forward Split (even after approval by the shareholders) if it subsequently determines that the Reverse/Forward Split, for any reason including but not limited to preserving the Company’s net operating loss is not then in the Company’s and its shareholders’ best interests.  Such reasons include any change in the nature of the Company’s shareholdings prior to the Effective Date.

Certain Risks Associated with the Reverse/Forward Split

If the Reverse/Forward Split is implemented, the resulting per-share price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of these investors, and consequently, the trading liquidity of our Common Stock may not improve.  While we believe that a higher stock price may help generate investor interest in our Common Stock, the Reverse/Forward Split may not result in a stock price that will attract institutional investors or investment funds or satisfy the investing guidelines of institutional investors or investment funds.  A decline in the market price of our Common Stock after the Reverse/Forward Split may result in a greater percentage decline than would occur in the absence of the Reverse/Forward Split.  If the Reverse/Forward Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the split.  The market price of our Common Stock is also based on our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

The Reverse/Forward Split may reduce the liquidity and increase the volatility of our stock.  Following the Reverse/Forward Split, our outstanding shares will be reduced by an exchange ratio chosen by our Board, which may lead to reduced trading and a smaller number of market makers for our Common Stock.  In addition, stocks trading at a 30-day average below $5 generally may not be sold short. Following the Reverse/Forward Split, to the extent our per-share trading price is consistently above $5, investors may short our stock.  This may increase the volatility of our stock price.

Our total market capitalization immediately after the proposed Reverse/Forward Split may be lower than immediately prior to the proposed Reverse/Forward Split.  There are numerous factors and contingencies that could affect our stock price following the proposed Reverse/Forward Split, including the status of the market for our Common Stock at the time, our reported results of operations in future periods, and general economic, market and industry conditions.  Accordingly, the market price of our Common Stock may not be sustainable at the direct arithmetic result of the Reverse/Forward Split. If the market price of our Common Stock declines after the Reverse/Forward Split, our total market capitalization (the aggregate value of all of our outstanding Common Stock at the then existing market price) after the Reverse/Forward Split will be lower than before the Reverse/Forward Split.

The Reverse/Forward Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.  The Reverse/Forward Split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock on a post-split basis.  Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in “round lots” of even multiples of 100 shares.

Potential Effects of the Proposed Reverse/Forward Split

Effects on Trans-Lux Corporation

The immediate effect of a Reverse/Forward Split would be to reduce the number of shares of our outstanding Common Stock, and shares of Common Stock held in our treasury, and to increase the trading price of our Common Stock.  However, as discussed above, the effect of the Reverse/Forward Split upon the market price of our Common Stock cannot be predicted, and the history of reverse/forward splits by companies (which have the effect of reducing the number of outstanding shares of the any such company’s outstanding stock) shows that sometimes these reverse/forward splits improve stock performance and sometimes they do not.  We cannot assure you that the trading price of our Common Stock after the Reverse/Forward Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the Reverse/Forward Split.  Also, we cannot assure you that a Reverse/Forward Split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

The following table is an illustration only and reflects the approximate number of shares of our Common Stock that would be outstanding and held in treasury as a result of the Reverse/Forward Split being implemented, subject to equity incentive plans that are unreserved and available for future issuance, assuming implementation of a Reverse Split of 1-for-1,000 shares of Common Stock (the maximum reverse exchange ratio in the range to be authorized), followed immediately by a Forward Split of 50-for-1 (the maximum forward exchange ratio to be authorized).  The table is based on 25,895,424 shares of our Common Stock outstanding as of August 5, 2013 without accounting for fractional shares which will be cashed out in the manner described above under the heading entitled “Payment for Fractional Shares”.

	Common Stock Authorized		Reverse Split Ratio		Forward Split Ratio
	60,000,000		1-for-1,000		50-for-1

	Number of Shares Prior to Reverse/Forward Split		Number of Shares After Reverse Split		Number of Shares After Forward Split

Issued and Outstanding	25,895,424		25,729		1,286,450
Authorized, Reserved and Available for Future Issuance under our Equity Compensation Plans	5,020,000		5,020		251,000
Authorized, Reserved and Available for Future Issuance under Warrants	11,190,000		11,190		559,500
Authorized Unreserved and Available for Future Issuance	17,894,576	(1)	18,061	(1)	903,050	(1)

(1)	Amounts include shares of Common Stock held in our treasury.

Effects on Ownership by Individual Stockholders

If we implement the Reverse/Forward Split, the Reverse Split and Forward Split will take effect nearly simultaneously and in the same ratio for all outstanding shares and treasury shares of our Common Stock. The Reverse/Forward Split will affect all holders of shares and treasury shares of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent that stockholders are Cashed Out Shareholders or will otherwise hold fractional shares following the Reverse/Forward Split.  As described above under the heading entitled “Payment for Fractional Shares,” Cashed Out Shareholders and stockholders that would otherwise receive fractional shares following the Reverse/Forward Split will be entitled to a cash payment in lieu of such fractional shares held by such stockholders following the Reverse/Forward Split.  The cash payments will reduce the number of post-Reverse/Forward Split holders of our Common Stock to the extent there are stockholders who would otherwise receive less than one share of Common Stock after the Reverse/Forward Split.  In addition, the Reverse/Forward Split will not affect any remaining stockholder’s proportionate voting power (subject to the treatment of fractional shares).

Options, Benefit Plans, Warrants and Other Securities

If the Reverse/Forward Split is implemented, outstanding and unexercised options, all warrants and other securities convertible into, or exercisable or exchangeable for, shares of the Company’s Common Stock would be automatically converted into an economically equivalent option, warrant or other security to purchase shares of the Common Stock by decreasing the number of shares underlying the option, warrant or other security and increasing the exercise price appropriately.

Rights and Preferences of Shares of Common Stock

With the exception of the number of shares issued and outstanding, the rights and preferences of shareholders who continue to hold outstanding shares of the Company’s Common Stock prior and subsequent to the Reverse/Forward Split would remain the same.  Holders of the Company’s Common Stock would continue to have no preemptive rights.  Following the Reverse/Forward Split, each full share of the Company’s Common Stock resulting from the Reverse/Forward Split will entitle the holder thereof to one vote per share and would otherwise be identical to the shares of the Company’s Common Stock held by such holder immediately prior to the Reverse/Forward Split.  Each share of our Common Stock issued pursuant to the Reverse/Forward Split would be fully paid and nonassessable.

Certain Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the Reverse/Forward Split; however, this does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse/Forward Split.  It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences.  Also, it does not address the tax consequences to shareholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, partnerships, broker-dealers, tax-exempt entities and shareholders who hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction.  This discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the pre-Reverse/Forward Split shares were, and the post-Reverse/Forward Split shares will be, held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment).  Tax treatment may vary depending upon particular facts and circumstances.

Accordingly, shareholders should consult with their own tax advisors concerning the particular U.S. federal tax consequences of the Reverse/Forward Split, as well as any consequences arising under state, local or foreign law.

Each shareholder should recognize no gain or loss upon the exchange of pre-Reverse/Forward Split shares for post-Reverse/Forward Split shares pursuant to the Reverse/Forward Split (except to the extent of any cash received in lieu of a fraction of a post-Reverse/Forward Split share).  Cash payments in lieu of a fractional post-Reverse/Forward Split share should generally be treated as if the fractional share were issued and then redeemed for cash.  Each shareholder should then recognize capital gain or loss equal to the difference, if any, between the amount of cash received and the basis in the fractional share.

The aggregate tax basis of the post-Reverse/Forward Split shares received in the Reverse/Forward Split (including any fraction of a post-Reverse/Forward Split share cashed out as part of the Reverse/Forward Split) will be the same as the aggregate tax basis in the pre-Reverse/Forward Split shares exchanged.  The holding period for the post-Reverse/Forward Split shares will include the period during which the pre-Reverse/Forward Split shares surrendered in the Reverse/Forward Split were held.

The Company believes that the Reverse/Forward Split will qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code.  As a result, the Company will not recognize any gain or loss as a result of the Reverse/Forward Split.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this proxy statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by the Company in furtherance of the Reverse/Forward Split on the terms described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

Information returns may be required to be filed with the IRS in connection with cash payments with respect to fractional shares.  If so, unless the shareholder establishes an exemption from information reporting, a shareholder will be subject to U.S. backup withholding on these payments if the shareholder fails to provide its taxpayer identification number to the Exchange Agent or to establish an exemption from backup withholding.  The amount of any backup withholding will be allowed as a credit against the shareholder’s U.S. federal income tax liability.

NOL Implications

The Company has experienced substantial operating and capital losses in previous years.  Under the Code and the Treasury Department regulations thereunder, the Company may “carry forward” these losses in certain circumstances to offset current and future earnings and thus reduce its federal income tax liability, subject to certain requirements and restrictions.  Assuming that the Company has future earnings, the Company may be able to realize the benefits of a substantial amount of net operating loss carryforwards (“NOLs”) and capital loss carryforwards and the Company believes these NOLs and capital loss carryforwards constitute a substantial asset to the Company.  If the Company experiences an “ownership change,” as defined in Section 382 of the Code, its ability to use the NOLs and capital loss carryforwards could be substantially limited or lost altogether.

As a result of the cancellation of the shares of Common Stock held by the Cashed Out Shareholders that will likely occur as a result of the Reverse/Forward Split, each of the Continuing Shareholders will experience an increase in their proportionate interest in the Common Stock.  However, the Reverse/Forward Split is not expected to trigger an “ownership change” as defined in Section 382 of the Code and, therefore, is not expected to adversely impact the Company’s ability to utilize its NOLs.

Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law or under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws to any shareholder who dissents from the proposal to approve the amendments to the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse/Forward Split.

Vote Required

The adoption of the amendments to our Amended and Restated Certificate of Incorporation granting our Board the discretion to effect a reverse stock split followed by a forward stock split as set forth in Proposal No. 3(a) requires the affirmative vote of a majority of Common Stock of the Corporation outstanding.  If the adoption of the amendments to our Amended and Restated Certificate of Incorporation granting our Board the discretion to effect a reverse stock split followed by a forward stock split is not approved by the affirmative note of a majority of the outstanding Common Stock of the Corporation cast at the Meeting, then this Proposal No. 3(a) will not pass.  If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your shares will be counted as present for purposes of determining the presence of a quorum and your abstention will have the same effect as a vote “against” this Proposal No. 3(a).  If you hold your shares through a broker and you do not instruct the broker on how to vote on this Proposal No. 3(a), your broker will not have the authority to vote your shares.  Broker non-votes will be counted as present for purposes of determining the presence of a quorum and will have the same effect as a vote “against” this Proposal No. 3(a).

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE PROPOSED AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, GRANTING OUR BOARD THE DISCRETION TO EFFECT THE REVERSE/FORWARD SPLIT OF THE COMPANY’S OUTSTANDING AND TREASURY SHARES OF COMMON STOCK DESCRIBED IN THIS PROPOSAL NO. 3(A).

IT IS INTENDED THAT PROXIES SOLICITED HEREBY
WILL BE VOTED “FOR” SUCH GRANT UNLESS THE
STOCKHOLDER SPECIFIES OTHERWISE.

Proposal No. 3(b) — Proposed Reduction in Common Stock

IMPLEMENTATION OF THIS PROPOSAL NO. 3(B) IS CONDITIONED UPON THE APPROVAL OF PROPOSAL NO. 3(A); IF PROPOSAL NO. 3(A) IS NOT APPROVED,

THEN THIS PROPOSAL NO. 3(B) WILL NOT BE IMPLEMENTED

Purposes for the Proposed Reduction in Common Stock

In addition to the Reverse/Forward Split, the Company is asking for shareholder approval to amend the existing provision of the Amended and Restated Certificate of Incorporation relating to the Company’s authorized capital.  Specifically, the provision in Article Fourth of the Amended and Restated Certificate of Incorporation relating to the Company’s authorized capital would be amended to read in all material respects as provided in Attachment D, effectively reducing the authorized number of shares of the Company’s Common Stock from 60,000,000 to 10,000,000.

The principal purpose of the Reduction in Common Stock is to prevent any significant increase in the Company’s Delaware franchise tax liability that would occur in the event the Reverse/Forward Split is implemented and the number of authorized shares is not reduced.  It is expected that the Reduction in Common Stock would keep the Company’s Delaware franchise tax liability at or below current levels.  The Reduction in Common Stock would also reduce the potential for substantial dilution to the shareholders as a result of the change in the Company’s capital structure after implementation of the Reverse/Forward Split.

Principal Effects of the Reduction in Common Stock

If the shareholders approve the proposal to authorize the Board to implement the Reduction in Common Stock and the Board decides to implement the Reduction in Common Stock, then the Reduction in Common Stock would take effect on the date that we subsequently file the Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the form of which is attached hereto as Attachment D, or on any later date that we may specify in such Certificate of Amendment.  The par value of our Common Stock at $0.001 per share would remain unchanged.  The immediate effect of a Reduction in Common Stock would be to reduce the number of our authorized shares of Common Stock.

Discretion of Board to Implement the Reduction in Common Stock

The Board has retained for itself the absolute authority to reject (and not implement) the Reduction in Common Stock (even after approval by the shareholders) if it subsequently determines that the Reduction in Common Stock, for any reason, is not then in the Company’s and its shareholders’ best interests.  Such reasons include any change in the nature of the Company’s shareholdings prior to the Effective Date.  In addition, to the extent that Proposal No. 3(a) is not approved, then this Proposal No. 3(b) to reduce the authorized capital stock will not be implemented.

Vote Required

The adoption of the amendment to our Amended and Restated Certificate of Incorporation granting our Board the discretion to reduce the Company’s authorized Common Stock as set forth in Proposal No. 3(b) requires the affirmative vote of a majority of Common Stock of the Corporation outstanding.  If the adoption of the amendment to our Amended and Restated Certificate of Incorporation granting our Board the discretion to reduce the Company’s authorized Common Stock is not approved by the affirmative note of a majority of the outstanding Common Stock of the Corporation cast at the Meeting, then this Proposal No. 3(b) will not pass.  If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your shares will be counted as present for purposes of determining the presence of a quorum and your abstention will have the same effect as a vote “against” this Proposal No. 3(b).  If you hold your shares through a broker and you do not instruct the broker on how to vote on this Proposal No. 3(b), your broker will not have the authority to vote your shares.  Broker non-votes will be counted as present for purposes of determining the presence of a quorum and will have the same effect as a vote “against” this Proposal No. 3(b).  Notwithstanding the foregoing, implementation of this Proposal No. 3(b) is conditioned upon the approval of Proposal No. 3(a); if Proposal No. 3(a) is not approved, then this Proposal No. 3(b) will not be implemented.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF

THE PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, GRANTING OUR BOARD THE DISCRETION TO REDUCE THE COMPANY’S AUTHORIZED COMMON STOCK DESCRIBED IN THIS PROPOSAL NO. 3(B); IMPLEMENTATION OF THIS PROPOSAL NO. 3(B) IS CONDITIONED UPON THE APPROVAL OF PROPOSAL NO. 3(A); IF PROPOSAL NO. 3(A) IS NOT APPROVED, THEN THIS PROPOSAL NO. 3(B) WILL NOT BE IMPLEMENTED.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY
WILL BE VOTED “FOR” SUCH GRANT UNLESS THE
STOCKHOLDER SPECIFIES OTHERWISE.

ELECTION OF DIRECTORS

Proposal Nos. 4(a), 4(b) and 4(c) (Items 4(a), 4(b) and 4(c) on Proxy Card)

The Board of Directors of Trans-Lux Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term.  The Bylaws of the Corporation allow for the Board of Directors to consist of a minimum of five and a maximum of fifteen members.  If elected at the Annual Meeting of Stockholders to be held on October 2, 2013, the directors listed under Class B below will serve until the Annual Meeting of Stockholders in 2016, or until his or her successor is duly elected and qualified, and the directors listed under Classes A and C below will continue to serve the terms to which they were elected until the Annual Meeting of Stockholders in 2014 or 2015, respectively, or until their successors are duly elected and qualified.  If elected at the 2013 Annual Meeting of Stockholders, Alberto Shaio will be a Class C director and he and Salvatore J. Zizza, the other Class C director, will serve until the Annual Meeting of Stockholders in 2015, or until their successors are duly elected and qualified.

Management has no reason to believe that the directors will not be available or will not serve if elected, but if any director should not become available to serve, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.  Proxies will be voted “FOR” the nominee unless the stockholder specifies otherwise.

Directors and Nominees Standing for Election

Name	Age	Since	Expiration of Proposed Term
CLASS B
Jean Firstenberg	77	1989	2016
Alan K. Greene	73	N/A	2016

CLASS C
Alberto Shaio	65	N/A	2015

Directors Whose Term Continues

Name	Age	Since	Expiration of Term
CLASS C
Salvatore J. Zizza	67	2009	2015

CLASS A
Jean-Marc (J.M.) Allain	43	2011	2014
George W. Schiele	81	2009	2014
Marco Elser	54	2012	2014

Directors Whose Terms Expire at the 2013 Annual Meeting and Are Not Standing for Election

Name	Age	Since	Expiration of Term
Richard Nummi	53	2012	2013
Elliot Sloyer	48	2012	2013

Set forth below is a summary of the business experience for each of the persons named above and the primary aspects of their experience, qualifications, attributes or skills that led to the conclusion that each individual is qualified to serve on the Board.  The members of the Nominating Committee recommended to the Board that each of the directors listed below serve as members of the Board of Directors.

DIRECTOR AND NOMINEE STANDING FOR ELECTION – CLASS B:  Three-Year Term Expiring 2016

Jean Firstenberg has served as a director since 1989.  Ms. Firstenberg has been retired since 2007. Before her retirement she served from 1980 to 2007 as President and CEO of the American Film Institute (AFI).  During her 27 years at the AFI she built it into a national organization with an acclaimed exhibition and cultural center in the Metropolitan Washington DC area, two major film festivals, an accredited film Conservatory ranked #1 in the world and the leading authority on America’s film heritage. She has served on the Trans-Lux board since 1989 and currently serves as the chair of the Compensation Committee.  She was named in 2002 to the Citizen Stamp Advisory Committee by the Postmaster General of the US to recommend stamp subjects and images and was named chair in 2006.  She was elected to the Women’s Sports Foundation in 2007 and was named Vice President of the Governance Committee and has served on the Executive Committee since 2010.  Ms. Firstenberg’s more than twenty years of experience as a director of the Corporation and her prior role as Chair of the Audit Committee gives her a deep understanding of the operations of the Corporation and allow her to make valuable contributions to the Board.

Alan K. Greene has previously served as a Partner of Price Waterhouse from 1974 to 1995, acting at various times as Managing Partner for cross border transactions and as National Director of tax services for M&A, and in connection with foreign banks and mutual funds with respect to acquisition and investment strategies.  Currently, Mr. Greene serves on the board of directors of Intellicorp, Inc. (since 2001), RAVE, Inc. (since 2005), Enduro Medical Technologies LLC (since 2005), Greene Rees Technologies, LLC (since 1995), and Connecticut Innovations, Inc. (from 2005), serving as its vice chairman.  Previously, he was a director of the Connecticut Clean Energy Fund from 2007 until June, 2011, and Metromedia International Group, Inc. from 2007 until February, 2011.  Mr. Greene has also held prior board positions at Fortistar Capital, Oswego Hydro, Access Shipping and various other public and private companies through the years.  Mr. Greene’s experience serving as chairman of various audit committees of many of these organizations and strong aptitude for technologies will enable him to provide valuable contributions to the Board.

NOMINEE STANDING FOR ELECTION – CLASS C:  Two-Year Term Expiring 2015

Alberto Shaio became the President and CEO of Craftsmen Industries on January 1, 2011. Previously he held various posts with Farrel Corporation (Ansonia CT and Rochdale England) from 1986 until December 31, 2010, including the role of President and CEO since 2003. From 1970 through 1986, Mr. Shaio was General Manager, Vice President or President of various companies such as Pavco, Filmtex (Columbia SA), and the Interamerican Investment Group. He currently serves on the board of directors of New Energy Corporation, Farrel Corporation, Interactive Systems, Polifilm, Filmtex, PAVCO SA, and Harburg, Freudenberg Maschinenbau GmbH (Germany).  Additionally, he presently serves on the Board of Advisors of Scorpion Capital.  Mr. Shaio’s extensive international experience and service to numerous other boards of directors will enable him to provide valuable contributions to the Board.

DIRECTORS – CLASS B:  Serving a Three-Year Term Expiring 2015

Salvatore J. Zizza has served as an independent director since 2009. Mr. Zizza was elected Vice Chairman of the Board (a non-executive position) of Trans-Lux Corporation on September 29, 2010.  Mr. Zizza has previously served as Chief Executive Officer and Chairman of the Board of GeneralEmployment Enterprises Inc. from December 23, 2009 until December 26, 2012.  Mr. Zizza has served as President and Chief Operating Officer of Bion Environmental Technologies Inc. since January 13, 2003 until December 31, 2005, and has served as Non Executive Chairman of Harbor BioSciences, Inc. since March 27, 2009.  He currently serves as the Chairman of Zizza & Associates, LLC.  Mr. Zizza serves as Chairman of Metropolitan Paper Recycling Inc. and as the Chairman of Bethlehem Advanced Materials.  Additionally, Mr. Zizza serves as a Director of GAMCO Westwood Funds.  He has been an Independent Trustee of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli since November 2005 and serves as a Director/trustee of 26 funds in the fund complex of Gabelli Funds.  He has been Director of General Employment Enterprises Inc. since January 8, 2010 and has been an Independent Trustee of Gabelli Dividend & Income Trust since 2003.  Mr. Zizza has been Independent Director of Gabelli Convertible & Income Securities Fund Inc. since April 24, 1991 and has been a Director of Gabelli Equity Trust, Inc. since 1986 and a Trustee of Gabelli Utility Trust since 1999.  He served as Lead Independent Director of Hollis-Eden Pharmaceuticals from March 2006 to March 2009 and as a Director of Earl Scheib Inc. from March 1, 2004 to April 2009.  Mr. Zizza was initially elected in accordance with a Settlement Agreement approved by the United States District Court for the Southern District of New York described in the Corporation’s proxy statement for the December 11, 2009 Annual Meeting of Stockholders and re-elected by shareholders at the 2012 Annual Meeting of Shareholders.  Mr. Zizza received his Bachelor of Arts in Political Science and his Master of Business Administration in Finance from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.  Mr. Zizza’s extensive experience and service to numerous other boards of directors allow him to provide valuable contributions to the Board.  In addition, Mr. Zizza also serves as Chairman of the Audit Committee and is the “audit committee financial expert” as required under the rules of the United States Securities and Exchange Commission (the “SEC”).

DIRECTORS – CLASS A:  Serving a Three-Year Term Expiring 2014

J.M. Allain became the President and CEO of Trans-Lux Corporation on February 16, 2010 and has served as a director since June 2011.  Mr. Allain served as President of Panasonic Solutions Company from July 2008 through October 2009; Vice President of Duos Technologies from August 2007 through June 2008; General Manager of Netversant Solutions from October 2004 through June 2005; and Vice President of Adesta, LLC from May 2002 through September 2004.  Mr. Allain has familiarity with the operational requirements of complex organizations and has experience dealing with reorganizations and turnarounds.  Mr. Allain’s experience and deep understanding of the operations of the Corporation allow him to make valuable contributions to the Board.

Marco M. Elser has served as a director since May 25, 2012. For over five years, Mr. Elser has been a partner with AdviCorp Plc, a London-based investment banking firm.  Mr. Elser previously served as International Vice President of Northeast Securities, managing distressed funds for family offices and small institutions from 1994 to 2001; he served as a first Vice President of Merrill Lynch Capital Markets in Rome and London until 1994.  Mr. Elser is currently Chairman of the Board of Pine Brook Capital, a Shelton CT based engineering company and served that role for over five years; He is a also one of the independent directors of North Hills Signal Processing Corporation, a Long Island, NY based technology company.  Mr. Elser is also the president of the Harvard Club of Italy, an association he founded in 2002 with other Alumni in Italy where he has been living since 1984. He received his BA in Economics from Harvard College in 1981.  Mr. Elser’s extensive knowledge of international finance and commerce allows him to make valuable contributions to the Board.

George W. Schiele has served as an independent director since 2009.  Mr. Schiele was elected Chairman of the Board (a non-executive position) of Trans-Lux Corporation on September 29, 2010.  Mr. Schiele currently serves as President of George W. Schiele, Inc., a trust management and private investment company and has held such position since 1974.  He is also President of four other private companies since 1999, 2005, 2006 and 2009, respectively; from 2003 until 2013 he was a Director of Connecticut Innovations, Inc., one of the nation’s fifth most active venture capital firms, and was Chairman of its Investment Advisory and Investment Committees from 2004 until 2013, responsible during his tenure for more than 200 VC investments.  Mr Schiele additionally serves as Trustee of seven private Trusts since 1974, 1999, 2007, 2009 and 2012, respectively, serving as President since 2000 of one, and as an Officer and Director of two.  Mr. Schiele also serves as a Trustee to various other private Charitable Foundations since 2006, as the Managing Partner of two private Investment partnerships since 2008, and as a Director and Executive Board member of The Yankee Institute since 2000.  Mr. Schiele was initially elected in accordance with a Settlement Agreement approved by the United States District Court for the Southern District of New York described in the Corporation’s proxy statement for the December 11, 2009 Annual Meeting of Stockholders and re-elected by the shareholders at the 2010/2011 Annual Meeting of Stockholders.  Mr. Schiele’s long experience in previous start-ups and corporate restructurings and his service to other boards of directors allow him to make valuable contributions to the Board.

DIRECTORS NOT STANDING FOR ELECTION – CLASS B:  Serving a Three-Year Term Expiring 2013

Richard Nummi has served as a director since March 6, 2012 when he was elected an independent director.  Mr. Nummi is an attorney and is currently responsible for legal oversight and compliance with security industry rules and regulations as Managing Partner of Nummi & Associates, P.A.  Previously, Mr. Nummi was Chief Compliance Officer at INVEST Financial Corporation; Chief Compliance Officer at Jefferson-Pilot Financial; President, Executive Vice President, Chief Compliance Officer, General Counsel and Business Analyst for several top wall street firms; a securities regulator with the U.S. Securities and Exchange Commission; and served in the U.S. Navy in Naval Aviation and Naval Intelligence for 12 years.  Mr. Nummi’s extensive experience in compliance allows him to make valuable contributions to the Board.  Mr. Nummi is not included on the Company’s slate of director nominees for the Company’s 2013 Annual Meeting of Shareholders.

Elliot Sloyer has served as a director since March 6, 2012 when he was elected an independent director.  Mr. Sloyer is currently a Managing Member and Portfolio Manager of WestLane Capital Management, LLC, which was founded in 2005, and a Director of Arotech Corporation, a worldwide provider of defense and security products to the military and law enforcement.  Mr. Sloyer was a founder and Managing Director of Harbor Capital Management LLC where he managed portfolios of convertible and distressed securities including bonds, preferred stocks and warrants for 13 years.  Previously, Mr. Sloyer was Director of Convertible Arbitrage Trading at R.F. Lafferty & Company.  Mr. Sloyer’s extensive experience and service to other boards of directors allows him to make valuable contributions to the Board.  On April 18, 2013, Mr. Sloyer informed the Board that he will be retiring from the Board at the end of his current term, which ends at the 2013 Annual Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE APPROVAL OF EACH OF THE DIRECTORS
STANDING FOR ELECTION LISTED ABOVE.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE
VOTED “FOR” EACH OF THE DIRECTOR NOMINEES UNLESS
THE STOCKHOLDER SPECIFIES OTHERWISE.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 5 (Item 5 on Proxy Card)

Background and Ratification Requirement

BDO USA, LLP, (“BDO”) has served as our independent registered public accounting firm since May 17, 2010, when the Audit Committee of the Corporation’s Board of Directors approved their engagement to audit the Corporation’s financial statements for the fiscal year ended December 31, 2010.  The Audit Committee has appointed BDO as our independent registered public accounting firm for the year ending December 31, 2013.

The ratification of the appointment by our Audit Committee of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the votes cast affirmatively or negatively of Common Stock of the Corporation voting in person or by proxy.  Although stockholder approval of the appointment is not required by law and is not binding on the Audit Committee, the Committee will take the appointment under advisement if such appointment is not approved by the affirmative vote of a majority of the votes cast at the Meeting.

Representatives of BDO may be present at the Annual Meeting to answer appropriate questions and to make a statement if they wish.

The Audit Committee is not aware of any disagreements between management and BDO regarding accounting principles and their application or otherwise.

Audit Committee Pre-Approval of Independent Auditor Services:  All audit services provided by BDO for 2012 and 2011 were approved by the Audit Committee in advance of the work being performed.

Audit Fees:  BDO audit fees were $246,563 in 2012 and $160,000 in 2011.  BDO audit fees for both 2012 and 2011 included, but were not limited to, fees associated with the annual audit of the Corporation’s financial statements, reviews of the Corporation’s quarterly reports on Form 10-Q and reviews of the Corporation’s proxy statements.

Audit-Related Fees:  There were no audit-related services provided by BDO in 2012 or in 2011.

Tax Fees:  BDO did not provide any tax services during 2012 or in 2011.

All Other Fees:  BDO did not provide any non-audit related services during 2012 or in 2011.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
PROPOSAL TO RATIFY THE APPOINTMENT OF BDO, AS
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO AUDIT THE FINANCIAL STATEMENTS OF THE
CORPORATION FOR THE 2013 FISCAL YEAR.

IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE VOTED “FOR” THE
RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP, AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE
FINANCIAL STATEMENTS OF THE CORPORATION FOR
THE 2013 FISCAL YEAR UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of August 5, 2013 (or such other date specified) with respect to (A) the beneficial ownership of Common Stock or shares acquirable within 60 days of such date by (i) each person known by the Corporation to own more than 5% of the Common Stock and who is deemed to be such beneficial owner of Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation or a nominee for director of the Corporation; (iii) each named executive in the Summary Compensation Table and (iv) all persons as a group who are executive officers and directors of the Corporation, and (B) the percentage of outstanding shares held by them on that date:

Name, Status and Mailing Address	Number of Shares Beneficially Owned		Percent Of Class (%)
5% Stockholders:
Gabelli Funds, LLC One Corporate Center Rye, NY 10580-1434	14,340,600	(1)	46.7

Non-Employee Directors:
Marco Elser	795,000	(2)	3.0
Jean Firstenberg	920	(3)	*
Alan K. Greene	-	(4)	*
Richard Nummi	-	(5)	*
George W. Schiele	176,500	(6)	*
Alberto Shaio	-	(7)
Elliot Sloyer	350,000	(8)	1.3
Salvatore J. Zizza	500	(9)	*

Named Executive Officers:
J.M. Allain	52,000	(10)	*
Todd Dupee	-		*
Kristin A. Kreuder	-		*
Sami Sassoun (11)	-		*
Angela D. Toppi (12)	1,000		*
All directors and executive officers as a group	1,375,920	(13)	5.2

*Represents less than 1% of total number of outstanding shares.

(1)

Based on Schedule 13D, as amended,  dated October 9, 2012 by Mario J. Gabelli, Gabelli Funds, LLC, Teton Advisors, Inc., Gamco Investors, Inc., GGCP, Inc., and Gamco Asset Management Inc., which companies are parent holding companies and/or registered investment advisers.  All securities are held as agent for the account of various investment company fund accounts managed by such reporting person.  Except under certain conditions, Gabelli Funds, LLC has sole voting power and sole dispositive power over such shares.  The amount includes 4,000,000 shares of Common Stock acquirable upon conversion of 2,000,000 A Warrants and 2,000,000 B Warrants.  In addition, on January 23, 2013, Gabelli Equity Series Funds, Inc. – The Gabelli Small Cap Growth Fund filed a Schedule 13G relating to 14,107,500 of the aforementioned 14,340,600 shares.

(2)

The amount includes 705,000 shares of Common Stock owned by Carlisle Investments, Elser & Co. and AdviCorp plc, and 90,000 shares of Common Stock acquirable upon conversion of 90,000 B Warrants which are owned by Carlisle Investments and Elser & Co., of which Mr. Elser exercises voting and dispositive power as investment manager.

(3)

The amount includes 500 shares of Common Stock acquirable upon exercises of stock options.

(4)

Mr. Greene is a nominee for election as a Class B Director at the 2013 Annual Meeting.

(5)

Mr. Nummi has not been renominated for election to the Board of Directors at the 2013 Annual Meeting and will no longer serve as a director of the Company following the 2013 Annual Meeting.

(6)

The amount includes 50,000 shares of Common Stock acquirable upon conversion of 25,000 A Warrants and 25,000 B Warrants and 500 shares of Common Stock acquirable upon exercise of stock options.

(7)

Mr. Shaio is a nominee for election as a Class C Director at the 2013 Annual Meeting.

(8)

The amount includes 100,000 shares of Common Stock acquirable upon conversion of 50,000 A Warrants and 50,000 B Warrants, which are owned by WestLane Equity Income Fund LP, of which Mr. Sloyer exercises voting and investment control as fund manager and investor.  Mr. Sloyer has informed the Company that he is retiring from the Board of Directors at the end of his current term, which ends at the 2013 Annual Meeting.

(9)

Mr. Zizza disclaims any interest in the shares set forth in footnote 1 above.  The amount includes 500 shares of Common Stock acquirable on the exercise of stock options.

(10)

The amount includes 50,000 shares of restricted stock granted on February 16, 2010 which vested on the two-year anniversary date of grant.

(11)

Terminated November 30, 2012.

(12)

Resigned October 5, 2012.

(13)

As set forth in the footnotes above, the amount includes 215,000 shares of common stock acquirable upon conversion of 50,000 A Warrants and 165,000 B Warrants, and 1,500 shares of common stock, which members of the group have the right to acquire by exercise of stock options (including director stock options).

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

The Board of Directors held twelve (12) meetings during 2012.  All directors attended 75% or more of such meetings and, with exception of Mr. Nummi with respect to his service on the Audit Committee, of the committee meetings for which they were members.  The Corporation does not have a formal policy regarding directors’ attendance at annual stockholders meetings, but strongly encourages and prefers that directors attend regular and special Board meetings as well as the Annual Meeting of Stockholders in person, although attendance by teleconference is considered adequate.  The Corporation recognizes that attendance of the board members at all meetings may not be possible and excuses absences for good cause.

Non-employee directors (other than our Chairman and Vice Chairman) are due to receive an annual fee of $10,000, as well as $1,000 for each meeting of the Board attended in person and $500 for each telephonic meeting attended, while employee directors are not entitled to receive any fees for their attendance to any meetings.  Mr. George Schiele and Mr. Salvatore Zizza, the Chairman and Vice Chairman, respectively, receive an annual fee of $15,000 each, as well as $1,500 for each meeting of the Board attended in person and $750 for each telephonic meeting attended.  Fees for members of the Board and Committees are determined annually by the entire Board of Directors based on review of compensation paid by other similar size companies, the amounts currently paid by the Company, the overall policy for determining compensation paid to officers and employees of the Company and the general financial condition of the Company.  During 2011 and 2012, certain board members deferred payment of their fees.  In lieu of a cash payment, certain board members and former board members have agreed to receive restricted shares of Common Stock of the Company or a combination of cash and restricted shares of Common Stock of the Company, which such restricted shares shall contain a legend under the Securities Act of 1933 and shall not be transferable unless and until registered or otherwise in accordance with applicable securities laws.

Corporate Governance Policies and Procedures

The Board of Directors has adopted a Code of Business Conduct and Ethics Guidelines (the “Ethics Code”) that applies specifically to board members and executive officers.  The Ethics Code is designed to promote compliance with applicable laws and regulations, to promote honest and ethical conduct, including full, fair, accurate and timely disclosure in reports and communications with the public.  The Ethics Code is available for viewing on the Corporation’s website at www.trans-lux.com.  Any amendments to, or waivers from, the Ethics Code will be posted on the website.  In addition, the Board of Directors adopted a Whistle Blowing policy, which provides procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

Corporate Leadership Structure

Two separate individuals serve as the Corporation’s Chairman of the Board and Chief Executive Officer.  The Chairman is not an executive officer.  The Chairman provides leadership to the Board in the fulfillment of his responsibilities in presiding over Board meetings.  The Chairman also presides over all meetings of the stockholders.  The Chief Executive Officer is responsible for directing the operational activities of the Corporation.

Risk Management

Our Board of Directors and its Audit Committee are actively involved in risk management.  Both the Board and Audit Committee regularly review the financial position of the Corporation and its operations, and other relevant information, including cash management and the risks associated with the Corporation’s financial position and operations.

Communication with the Board of Directors

Security holders are permitted to communicate with the members of the Board by forwarding written communications to the Corporation’s Corporate Secretary at the Corporation’s headquarters in Norwalk, Connecticut.  The Corporate Secretary will present all communications, as received and without screening, to the Board at its next regularly scheduled meeting.

Committees of the Board of Directors

The Board of Directors has appointed a Compensation Committee, an Audit Committee, an Executive Committee and a Nominating Committee.

Compensation Committee

The members of the Compensation Committee of the Board of Directors are Ms. Firstenberg and Messrs. Elser, Sloyer and Zizza.  The Compensation Committee operates under a formal written charter approved by the Compensation Committee and adopted by the Board of Directors.  The Compensation Committee reviews compensation and other benefits.  The Compensation Committee held one meeting in 2012.  None of the members of the Compensation Committee is or has been an officer or employee of the Corporation.  There are no Compensation Committee interlock relationships with respect to the Corporation.  Members of said Committee receive a fee of $320 for each meeting of the Committee they attend and the Chairperson, Ms. Firstenberg, receives an annual fee of $1,600.

Audit Committee

The members of the Audit Committee of the Board of Directors are Messrs. Zizza, Nummi and Sloyer.  The Audit Committee operates under a formal written charter approved by the Committee and adopted by the Board of Directors, a copy of which is available on the Corporation’s website at http://www.trans-lux.com/about/investor-information.  The Board of Directors has determined that Mr. Zizza meets the definition of “audit committee financial expert” set forth in Item 407 of Regulation S-K, as promulgated by the SEC.  The Audit Committee held three meetings in 2012.  The responsibilities of the Audit Committee include the appointment of the independent registered public accounting firm, review of the audit function and the material aspects thereof with the Corporation’s independent registered public accounting firm, and compliance with the Corporation’s policies and applicable laws and regulations.  Members of said Committee receive a fee of $400 for each meeting of the Committee they attend (other than the quarterly telephonic meetings held with the independent auditors) and the Chairman, Mr. Zizza, receives an annual fee of $2,400 and a fee of $100 for his participation in each quarterly telephonic meeting held with the independent auditors.

Executive Committee

The members of the Executive Committee of the Board of Directors are Messrs. Elser, Schiele and Zizza.  The Executive Committee operates under a formal written charter approved by the Committee and adopted by the Board of Directors.  Each of the members of the Executive Committee are independent, exceeding the requirements of Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Each of the members of the Executive Committee qualify as "non-employee directors" for the purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code, as amended.  The primary purpose of the Executive Committee is to provide the President and Chief Executive Officer of the Company with a confidential sounding board for insights and advice, and to provide the Board with a more active formal interface with management and its day to day policy and actions.  Additionally, the secondary objective of the Executive Committee is to exercise the powers and authority of the Board, subject to certain limitations set forth in the charter, during the intervals between meetings of the Board, when, based on the business needs of the Company, it is desirable for the Board to meet but the convening of a special board meeting is not warranted as determined by the Chairman of the Board.  It is the general intention that all substantive matters in the ordinary course of business be brought before the full Board for action, but the Board recognizes the need for flexibility to act on substantive matters where action may be necessary between Board meetings, which, in the opinion of the Chairman of the Board, should not be postponed until the next previously scheduled meeting of the Board.  The Executive Committee had two meetings in 2012.  Members of the Executive Committee do not receive any fees for their participation.

Nominating Committee

The members of the Nominating Committee of the Board of Directors are Ms. Firstenberg and Messrs. Elser and Zizza, each of whom is independent in accordance with the Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  The Nominating Committee operates under a formal written charter approved by the Committee and adopted by the Board of Directors.  The Nominating Committee recommends for consideration by the Board of Directors, nominees for election of directors at the Corporation’s Annual Meeting of Stockholders.  Director nominees are considered on the basis of, among other things, experience, expertise, skills, knowledge, integrity, understanding the Corporation’s business and willingness to devote time and effort to Board responsibilities.  Members of the Nominating Committee do not receive any fees for their participation.  The Nominating Committee does not have a separate policy regarding diversity of the Board.

Corporate Governance Committee

The Board of Directors has not established a corporate governance committee.  The Board of Directors acts as the corporate governance committee.

Independence of Non-Employee Directors

A director is considered independent if the Board of Directors determines that the director does not have any direct or indirect material relationship with the Corporation.  Mr. Allain is an employee of the Corporation and therefore has been determined by the Board to fall outside the definition of “independent director.”  Messrs. Elser, Nummi, Schiele, Sloyer and Zizza and Ms. Firstenberg are non-employee directors of the Corporation.  The Board of Directors has determined that Messrs. Elser, Nummi, Schiele, Sloyer and Zizza and Ms. Firstenberg are “independent directors” since they had no relationship with the Corporation other than their status and payment as non-employee directors, and as stockholders.  The Board of Directors has determined that Messrs. Nummi, Sloyer and Zizza are independent under the SEC’s audit committee independence standards.

Non-Employee Director Stock Option Plan

The Board of Directors has previously established a Non-Employee Director Stock Option Plan which, as amended, covers a maximum of 30,000 shares for grant.  Such options are granted for a term of six years and are priced at fair market value on the grant date.  The determination as to the amount of options to be granted to directors is based on years of service, and are calculated on a yearly basis as follows:  a minimum of 500 stock options are granted for each director; an additional 500 stock options are granted if a director has served for five years or more; an additional 500 stock options are granted if a director has served for ten years or more; and an additional 1,000 stock options are granted if a director has served for twenty years or more.  Such options are exercisable at any time upon the first anniversary of the grant date.  The Corporation grants additional stock options upon the expiration or exercise of any such option if such exercise or expiration occurs no earlier than four years after date of grant, in an amount equal to the number of options that have been exercised or that have expired.  In addition to the foregoing, the Corporation is seeking shareholder approval of a proposal to grant warrants to purchase 500,000, 500,000 and 50,000 shares to Salvatore J. Zizza, George W. Schiele and Jean Firstenberg, respectively.

Compensation of Directors

The following table represents director compensation for 2012:

Name	Year	Fees Earned ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
J.M. Allain	2012	-	-	-	-	-	-	-
Marco Elser (1)	2012	16,320	-	-	-	-	-	16,320
Jean Firstenberg	2012	18,020	-	-	-	-	-	18,020
Howard Modlin (2)	2012	-	-	-	-	-	-	-
Michael Mulcahy (3)	2012	-	-	-	-	-	13,112	13,112
Richard Nummi (4)	2012	17,000	-	-	-	-	-	17,000
George W. Schiele	2012	30,500	-	-	-	-	-	30,500
Elliot Sloyer (5)	2012	17,320	-	-	-	-	-	17,320
Angela D. Toppi (6)	2012	-	-	-	-	-	-	-
Salvatore J. Zizza	2012	33,620	-	-	-	-	-	33,620

(1)

Mr. Elser was appointed a director by the Board of Directors on May 25, 2012.

(2)

Mr. Modlin retired from the Board of Directors on March 6, 2012.

(3)

All other compensation consists of medical insurance premiums paid and cash surrender value of all life insurance policy transferred to Mr. Mulcahy.  Mr. Mulcahy retired from the Board of Directors on March 6, 2012.

(4)

Mr. Nummi was appointed a director by the Board of Directors on March 6, 2012.  Mr. Nummi is not included on the Company’s slate of director nominees for the Company’s 2013 Annual Meeting of Shareholders.

(5)

Mr. Sloyer was appointed a director by the Board of Directors on March 6, 2012.  Mr. Sloyer gave notice to the Board of Directors on April 18, 2013 of his intention to retire from the Board of Directors at the end of his current term, which concludes on the date of the Company’s 2013 Annual Meeting of Shareholders.

(6)

Ms. Toppi resigned from the Board of Directors on March 6, 2012.

Audit Committee Report

The information contained in this Proxy Statement shall not be deemed to be “soliciting material” or “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that it is specifically incorporated by reference into a document filed under the Securities Act of 1933 (“Securities Act”) or Exchange Act.

The following is a report of the Audit Committee of the Board of Directors:

The three members of the Audit Committee of the Board of Directors listed below are independent directors as defined by Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  The Board of Directors has adopted a written charter for the Audit Committee.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation’s independent registered public accounting firm.  Management is responsible for the preparation of the Corporation’s financial statements and the financial reporting process, including the system of internal controls.  The independent registered public accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee’s responsibility is to oversee these processes.

The Audit Committee has met and held discussions with management and the independent registered public accountants.  The Audit Committee has reviewed and discussed the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.  The Corporation’s independent registered public accountants have provided to the Audit Committee the written disclosures and the letter required under Independence Standards of the Public Company Accounting Oversight Board (PCAOB) Rule 3526, “Communication with Audit Committees Concerning Independence.”  The Audit Committee also considered the compatibilities of non-audit services with the accountants’ independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Corporation’s audited consolidated financial statements contained in the Corporation’s Annual Report on Form 10-K for the year ended December 31 2012.  The Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC on July 2, 2013.

The Audit Committee has discussed the overall scope and plans for the audit with the independent registered public accountants.  The Audit Committee will meet with the independent accountants, with and without management present, to discuss the results of their examination and the overall quality of the Corporation’s financial reporting.

Independent Registered Public Accounting Firms’ Fees

During the year ended December 31, 2012, audit fees of $246,563 were paid or accrued to BDO, the Corporation’s independent registered public accounting firm.  Audit fees for 2012 were for the annual audit of the Corporation’s financial statements, reviews of the Corporation’s quarterly reports on Form 10-Q, a review of the Company’s Form S-1 Registration Statement and the amendments thereto, and a review of the Corporation’s proxy statement.

The Audit Committee of the Board of Directors has considered the absence of non-audit services by the auditors for financial information systems design and implementation and the absence of all other non-audit services as compatible with maintaining the auditor’s independence.

This report is submitted by the Audit Committee.  Its members are:

Salvatore J. Zizza, Chairman

Richard Nummi

Elliot Sloyer

COMPENSATION OF EXECUTIVE OFFICERS
AND TRANSACTIONS WITH MANAGEMENT

Compensation Discussion and Analysis

All matters concerning executive compensation for the Chief Executive Officer and other executive officers whose annual base salaries are over $200,000 per year are considered by the Corporation’s Compensation Committee.  Our compensation structure for our executives is designed to attract individuals with the skills necessary for us to achieve our business plan, to reward those individuals for successful performance over time, and to retain those executives who continue to perform at or above our expectations, without incurring risk-taking incentives that may adversely affect the Corporation.  Our executives’ compensation has three primary components:  a base salary, cash incentive bonuses and equity awards.

Base Salary.  We fix the base salary of each of our executives at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals.  We also take into account the base salaries paid by similarly sized companies and the base salaries of other companies with which we believe we compete for talent.  Named executive officer compensation currently reflects amounts of cash consistent with periods of economic stress and lower earnings, as we focus on actions to stabilize the Company and to position it for a continued recovery.

Cash Incentive Bonus.  We design the cash incentive bonuses for our executives to focus the executive on achieving key financial and/or operational objectives within a yearly time horizon, as described in more detail below.  Cash incentive bonuses for our executives are established as part of their respective individual employment agreements, as applicable.  Currently, J.M. Allain, our President and Chief Executive Officer, is the only executive officer of the Corporation entitled to a cash incentive bonus; his cash incentive bonus is determined in accordance with the terms of his employment agreement with the Company.  As a general matter, the Compensation Committee is responsible for determining all criteria for the provision of any cash incentive bonuses awarded by the Corporation, and any such decisions by the Compensation Committee must be approved by the Board of Directors at the time any employment agreement contemplating a cash incentive bonus is entered into.  Based on the financial standing of the Corporation, no cash incentive bonuses were paid for the year ended December 31, 2012.

Equity Awards.  We occasionally grant stock options, restricted stock or warrants relating to employment agreements and/or to reward long-term performance.  We believe that such compensation incentivizes each executive to create value for the Corporation, and ties executive performance directly to the financial performance of the Corporation as a whole.  We take into consideration the executives’ tenure with the Corporation, as well as the availability of equity awards, in addition to the executives’ performance in determining grants of equity awards.

We view the three primary components of our executive compensation as related but distinct.  Although we review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components.  We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance and other information we deem relevant.  We believe that salary and cash incentive bonuses are primary considerations and that equity awards are secondary considerations.  Except as described below, we have not adopted any formal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation.  This is due to the small size of our executive team, and our need to remain flexible and to tailor each executive’s award to attract and retain that executive.  For example, the Corporation, as an inducement to Mr. Allain to enter into his initial employment contract, granted him 50,000 restricted shares of Common Stock which vested 50% on the one year anniversary and the remaining 50% after two years; this sort of inducement granting of restricted stock was unprecedented at the time, but our flexible compensation structure allowed us to reach this mutually beneficial arrangement.

Other Benefits.  In addition to the three primary components of compensation described above, we provide our executives with benefits that are generally available to our salaried employees.  Our executives are eligible to participate in all of our employee benefit plans, such as medical, group life and disability insurance, flexible spending plans, and our 401(k) plan, in each case on the same basis as our other employees.  Additionally, as a special perquisite for our executives we provide additional life insurance benefits which are paid for by the Company.  We also may provide our executives with severance, as described in more detail below.

Supplemental Executive Retirement Agreement.  In accordance with the former President and Chief Executive Officer’s agreement, he was due a supplemental executive retirement payment on July 1, 2010 in the amount of $353,000 plus tax effect of approximately $170,000, but has not yet been paid.

Compensation Consultants.  The Corporation has not engaged the services of any outside compensation consultant for 2012.

Compensation Committee Report

The information contained in this Proxy Statement shall not be deemed to be “soliciting material” or “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or Exchange Act.

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the Compensation Committee.  Its members are:

Jean Firstenberg, Chairperson

Marco Elser

Elliot Sloyer

Salvatore Zizza

EXECUTIVE COMPENSATION AND
TRANSACTIONS WITH MANAGEMENT

Compensation of Executive Officers

The following table provides certain summary information for the last two fiscal years of the Corporation concerning compensation paid or accrued by the Corporation and its subsidiaries to or on behalf of the Corporation’s Chief Executive Officer, Chief Financial Officer and other Named Executive Officers of the Corporation:

Summary Compensation Table

Annual Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value of Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
J.M. Allain	2012	264,922	-	-	-	-	-	18,000	282,922
President and Chief Executive Officer	2011	254,808	-		-	-	-	18,640	273,448

Todd Dupee (2)	2012	60,204	-	-	-	-	-	-	60,204
Vice President and Chief Financial Officer	2011	63,563	-	-	-	-	-	-	63,563

Kristin A. Kreuder (3)	2012	163,799	-	-	-	-	-	-	163,799
Vice President, General Counsel and Secretary	2011	93,473	-	-	-	-	-	-	93,473

Sami Sassoun (4)	2012	17,788	-	-	-	-	-	-	17,788
Senior Vice President and Chief Financial Officer	2011	-	-	-	-	-	-	-	-

Angela D. Toppi (5)	2012	165,941	-	-	-	-	-	-	165,941
Executive Vice President, Chief Financial Officer and Assistant Secretary	2011	173,269	-	-	-	-	-	4,180	177,449

(1)

See “All Other Compensation” below for further details.

(2)

Elected an Executive Officer on April 8, 2013.

(3)

Elected an Executive Officer on March 6, 2012.  Ms. Kreuder began employment on February 14, 2011 and the data above represents payment for work on a part-time basis for a portion of the year 2011.

(4)

Elected an Executive Officer on October 8, 2012.  Terminated on November 30, 2012.

(5)

Resigned on October 5, 2012.

All Other Compensation

During 2012 and 2011, “All Other Compensation” consisted of director and/or trustee fees, insurance premiums and other items.  The following is a table of amounts per named individual:

Name	Year	Director and/or Trustee Fees ($)	Insurance Premiums ($)	Other ($) (1)	Total All Other Compensation ($)
J.M. Allain	2012	-	-	18,000	18,000
	2011	640	-	18,000	18,640
Todd Dupee	2012	-	-	-	-
	2011	-	-	-	-
Kristin A. Kreuder	2012	-	-	-	-
	2011	-	-	-	-
Sami Sassoun (2)	2012	-	-	-	-
	2011	-	-	-	-
Angela D. Toppi (3)	2012	-	-	-	-
	2011	2,400	1,780	-	4,180

(1)

Other consists of vehicle allowance.

(2)

Terminated November 30, 2012.

(2)

Resigned October 5, 2012.

Stock Option Plans and Stock Options

Expired Long-Term Incentive Plan

Through 2005, the Company had a long-term incentive plan (the “Expired Long-Term Incentive Plan”) and had the ability to grant stock options, to employees, which provided for the grant of incentive stock options at fair market value on the date of grant.  Any awards made pursuant to the Expired Long-Term Incentive Plan became exercisable upon the first anniversary of the grant date, expire on the tenth anniversary of the grant date, and survive the expiration of the Expired Long-Term Incentive Plan, so long as the option holder remains employed with the Corporation as of the exercise date.

2012 Long-Term Incentive Plan

The Company has adopted the 2012 Long-Term Incentive Plan to allow for an aggregate of 5,000,000 shares of Common Stock that may be issued under the 2012 Long-Term Incentive Plan.  The 2012 Long-Term Incentive Plan was adopted by the Corporation’s Board of Directors on July 2, 2010, with amendments adopted by the Corporation’s Board of Directors on December 21, 2011, and approved by the Corporation’s stockholders at the 2012 Annual Meeting of Stockholders held on June 26, 2012.  No awards have been issued to any employees under the 2012 Long-Term Incentive Plan.

Non-Employee Director Stock Option Plan

The Company also had a Non-Employee Director Stock Option Plan, which as amended, covers a maximum of 30,000 shares for grant and which provided for the grant of incentive stock options priced at fair market value as of the date of grant.  Options are for a period of six years from date of grant, are granted at fair market value on date of grant, may be exercised at any time after one year from date of grant while a director and are based on years of service, with a minimum of 500 stock options for each director, an additional 500 stock options based on five or more years of service, another 500 stock options based on 10 or more years of service and an additional 1,000 stock options based on 20 or more years of service.  Additional stock options are granted upon the expiration or exercise of any such option, which is no earlier than four years after date of grant, in an amount equal to such exercised or expired options.  The plan has expired.  Options currently outstanding and listed in the table immediately below became exercisable on the first anniversary of the grant date, and will expire on the sixth anniversary of the grant date, so long as the grantee remains a director of the Corporation before the exercise date.

There were no stock options granted in fiscal 2012 to the named executive officers or any directors, and no stock options were exercised in fiscal 2012.

The following table sets forth information as to the named executive officers with respect to the value realized on exercise of stock options and fiscal year end option values:

Aggregate Option Exercises in Last Fiscal
Year And Fiscal Year End Option Values

	Option Exercises		Number of Unexercised Options at Fiscal Year End	Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
J.M. Allain	None	-	-/-	-/-
Todd Dupee	None	-	-/-	-/-
Kristin A. Kreuder	None	-	-/-	-/-

(1)

Market value of underlying securities at fiscal year-end, minus the exercise price.

The following table sets forth information as to the named executive officers with respect to unexercised options and equity incentive plan awards as of the end of the fiscal year:

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options #	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)
None	-	-	-	-	-	-	-	-

Retirement Plan

The Company made a cash contribution of $559,000 during 2012, which was less than the minimum required contribution, to the Company’s retirement plan for all eligible employees and the eligible individuals listed in the Summary Compensation Table.  The Company has been granted, subject to certain conditions, its requests for waivers of the 2009 and 2010 minimum funding standard as permitted under 412(d) of the Internal Revenue Code and section 303 of the Employee Retirement Income Security Act of 1974.

The Company’s retirement plan, prior to being frozen, covered all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Company is a party.  Retirement benefits are based on the final average salary for the highest five of the ten years preceding retirement.  For example, estimated annual retirement benefits payable at normal retirement date, which normally is age 65, is approximately $15,000 for an individual with ten years of credited service and with a final average salary of $100,000; and approximately $120,000 for an individual with 40 years of credited service and with a final average salary of $200,000.  Currently, $250,000 is the legislated annual cap on determining the final average salary and $195,000 is the maximum legislated annual benefit payable from a qualified pension plan.

Supplemental Executive Retirement Agreement

In accordance with the former President and Chief Executive Officer’s employment agreement, he was due a supplemental executive retirement payment on July 1, 2010 in the amount of $353,000 plus tax effect of approximately $170,000, but has not yet been paid.

Certain Transactions

During the year 2012, there were no transactions requiring disclosure.

Employment Agreements

The Corporation executed an employment agreement with J.M. Allain on February 16, 2010 (the “First Allain Agreement”) which expired on February 16, 2012.  Mr. Allain was appointed as President and Chief Executive Officer of the Corporation at that time.  After the First Allain Agreement expired, the Corporation entered into a new employment agreement with Mr. Allain (the “Second Allain Agreement”) with a term of three years and under which Mr. Allain was to remain the President and Chief Executive Officer of the Corporation.  The Second Allain Agreement provides for compensation at the annual rate of $275,000 per annum, with a minimum raise of 6% per annum if the Corporation has a positive level of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) during a given year.  Mr. Allain is entitled under the Second Allain Agreement to receive an annual bonus based on the Corporations yearly EBITDA.  The Second Allain Agreement further provides that, on its effective date, Mr. Allain became entitled to a grant of warrants to purchase 2,000,000 shares of the Corporation’s Common Stock, 50% of which are exercisable at $0.40 per share and 50% of which are exercisable at $0.60 per share.  The Second Allain Agreement entitles Mr. Allain to twenty days’ paid vacation per year, a vehicle allowance, “key person” insurance, business expense reimbursement (including membership at the Core Club in New York City), and certain employee benefits generally available to employees of the Corporation.  The Second Allain Agreement provides for certain severance benefits depending on whether Mr. Allain leaves the employ of the Corporation for “Cause,” “Good Reason” or “Without Cause and for Good Reason” prior to the termination of the Second Allain Agreement.  The Second Allain Agreement contains standard non-disparagement, confidentiality and non-solicitation provisions.

The foregoing is merely a summary of the Second Allain Agreement and is qualified in its entirety by reference to the text of the Second Allain Agreement as filed with the SEC as Exhibit 10.2 to the Form 8-K filed by the Corporation on March 12, 2012.

THE CORPORATION’S RESTRUCTURING TRANSACTION

The Corporation completed the previously announced financial restructuring and recapitalization (the “Restructuring Plan”) of the Corporation in 2011.  On November 14, 2011, we completed the sale of an aggregate of $8.3 million of securities (the “Offering”) consisting of (i) 416,500 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) having a stated value of $20.00 per share and convertible into fifty (50) shares of the Company’s Common Stock (or an aggregate of 20,825,000 shares of Common Stock), and (ii) 4,165,000 one-year warrants (the “A Warrants”).  These securities were issued at a purchase price of $20,000 per unit (the “Unit”).  Each Unit consisted of 1,000 shares of Series A Preferred Stock (convertible into 50,000 shares of Common Stock) and 10,000 A Warrants.  Each A Warrant entitles the holder to purchase (a) one share of the Company’s Common Stock and (b) a three-year warrant (the “B Warrants”), at an exercise price of $0.20 per share, subject to such other or further adjustments as may be provided in the A Warrants.  Each B Warrant shall entitle the holder to purchase one share of the Company’s Common Stock at an exercise price of $0.50 per share, subject to such other or further adjustments as may be provided in the B Warrants.  Upon the filing of an Amended and Restated Certificate of Incorporation on July 2, 2012, the shares of Series A Preferred Stock were automatically converted into Common Stock.

The gross proceeds to the Corporation from the sale of the Series A Preferred Stock offered was $8,330,000.  The net proceeds of the Offering were used to fund the restructuring of the Company’s outstanding debt (the “Restructuring”), which included:  (1) a cash settlement to holders of the 8¼% Limited Convertible Senior Subordinated Notes due 2012  (“Notes”) in the amount of $2,019,600; (2) a cash settlement to holders of the 9½% Subordinated Debentures due 2012 (“Debentures”) in the amount of $71,800; (3) a payment on the Company’s outstanding term loan with the senior lender in the amount of $320,833 and (4) a payment of $1.0 million on the Company’s outstanding revolving loan with the senior lender.  The net proceeds of the Offering remaining after the payments to the holders of the Notes and the Debentures and to the senior lender were used to pay the remaining $3.0 million outstanding under the revolving loan with the senior lender and for working capital.

R.F. Lafferty & Co., Inc. (the “Placement Agent”), a FINRA registered broker-dealer, was engaged as placement agent in connection with the private placement.  The placement agent was paid fees based upon a maximum of an $8,000,000 raise (and no fees were paid upon the additional $330,000 of gross proceeds raised which brought the total offering to $8,330,000).  Such fees consisted of a cash fee in the amount of $400,000 and warrants (the “Placement Agent Warrants”) to purchase 24 units (the “Placement Agent Units”), each unit consisting of 50,000 shares of Common Stock and 10,000 A Warrants. The A Warrants issuable upon exercise of the Placement Agent Warrants (and the B Warrants issuable upon exercise of the A Warrants underlying the Placement Agent’s Warrants) are substantially the same as the A Warrants (and B Warrants) sold to the investors in the Offering, except that they have the following exercise periods: (i) the A Warrants issuable upon exercise of the Placement Agent Warrants are exercisable for a period of two (2) years from the date of exercise of the Placement Agent Warrants; and (ii) the B Warrants issuable upon exercise of the A Warrants underlying the Placement Agent Warrants are exercisable for a period equal to the longer of (i) three (3) years from the Closing Date or (ii) one (1) year from the date or exercise of the A Warrants underlying the Placement Agent Warrants.  The Placement Agent Warrants are exercisable at a price of $25,000 per Placement Agent Unit (exercisable in partial Placement Agent Units), and the A Warrants and B Warrants issuable upon exercise of the Placement Agent Warrants have an exercise price of $0.20 per share in the case of the A Warrants and $0.50 per share in the case of the B Warrants.

The securities sold in the private placement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.  The investors all had prior investment experience, including experience investing in non-listed and non-registered Common Stock and that he or she understood the highly speculative nature of any investment in the stock offered as a prerequisite to the offerees’ participation in the Offering.  The securities shall not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

On July 2, 2012, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, containing provisions which, among other things (a) increased the authorized shares of common stock to 60,000,000, (b) reduced the par value of common stock to $0.001, (c) reduced the par value of preferred stock to $0.001, (d) removed Class A Stock from authorized capital stock and (e) removed Class B Stock from authorized capital stock.  Pursuant to the filing of the Amended and Restated Certificate of Incorporation, (i) the Company’s 416,500 issued and outstanding shares of Series A Preferred Stock automatically converted into an aggregate of 20,825,000 shares of Common Stock, in accordance with the terms of the Series A Preferred Stock, (ii) the exercise price of the A Warrants was reduced from $1.00 to $0.20, in accordance with the terms of the A Warrants, and (iii) the exercise price of the B Warrants was reduced from $1.00 to $0.50, in accordance with the terms of the B Warrants.

On October 5, 2012, the Board of Directors of the Company unconditionally extended the exercise period of the Company’s outstanding A Warrants by ninety (90) days, from November 14, 2012 to February 12, 2013.  On February 5, 2013, the Board of Directors of the Company unconditionally further extended the exercise period of the Company’s outstanding A Warrants to April 19, 2013.  On April 8, 2013, the Board of Directors of the Company unconditionally further extended the exercise period of the Company’s outstanding A Warrants to June 18, 2013.  On June 13, 2013, the Board of Directors of the Company unconditionally further extended the exercise period of the Company’s outstanding A Warrants to July 2, 2013. On June 26, 2013, the Board of Directors of the Company unconditionally further extended the exercise period of the Company’s outstanding A Warrants.  Holders of the A Warrants may now exercise their rights thereunder through July 31, 2013.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

The Corporation’s executive officers and directors are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the SEC.  Copies of those reports must also be furnished to the Corporation.

Based solely on a review of the copies of reports furnished to the Corporation for the year ended December 31, 2012, the Corporation’s executive officers and directors have complied with the Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS – 2014 ANNUAL MEETING

If any stockholder desires to submit a stockholder proposal for inclusion in the Corporation’s proxy materials relating to the 2014 Annual Meeting of Stockholders pursuant to Exchange Act Rule 14a-8, such proposal must be received by the Corporation’s Corporate Secretary on or before __________ and comply with the terms of, and be required to be included in the Corporation’s proxy materials under, Exchange Act Rule 14a-8.

If any stockholder desires to submit a stockholder proposal not for inclusion in the Corporation’s proxy materials but for action upon at the 2014 Annual Meeting of Stockholders, such proposal must be received by the Corporation’s Corporate Secretary on or before ____________.  Such proposal must comply with the requirements of Article 5(b) of the Corporation’s Bylaws for consideration at the 2014 Annual Meeting of Stockholders.

Nominations for directors to be voted on at the 2014 Annual Meeting of Stockholders must be made in accordance with Article 5(c) of the Corporation’s Bylaws as to both form and substance, and must be received on or before _____________ for consideration at the 2014 Annual Meeting of Stockholders.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You can read our SEC filings, including the proxy statement, through the internet at the SEC’s website at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference facility at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Trans-Lux Corporation
26 Pearl Street
Norwalk, Connecticut 06850
Attn:  Investor Relations
Phone:  (203) 853-4321

You can also read the proxy statement and the 2012 annual report through the internet at the following website: http://proxystatements.trans-lux.com/.

By Order of the Board of Directors,

Kristin A. Kreuder

Corporate Secretary

Dated:

Norwalk, Connecticut

August __, 2013

ATTACHMENT A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

WARRANT

TRANS-LUX CORPORATION

Warrant Shares: [500,000][50,000]

Initial Exercise Date: October __, 2013

THIS WARRANT (the “Warrant”) certifies that, for value received, _______________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, (A) at any time on or after (1) the first anniversary of the initial exercise date hereof (the “Initial Exercise Date”) with respect to a maximum of [165,000][16,500] Warrant Shares (as hereinafter defined), (2) on or after the second anniversary of the Initial Exercise Date with respect to a maximum of [330,000][33,000] Warrant Shares, and (3) on or after the third anniversary of the Initial Exercise Date with respect to all Warrant Shares that may be issued hereunder, and (B) on or prior to the close of business on the five-year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Trans-Lux Corporation, a Delaware corporation (the “Company”), up to [500,000][50,000] shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s common stock, par value $.001 per share (“Common Stock”) of the Company.  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 1(b).

Section 1.

Exercise.

a)

Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times after the Initial Exercise Date as specified above and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto.  Within three (3) business days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank in the applicable Notice of Exercise.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) business days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within one (1) business day of receipt of such notice.  The Holder, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)

Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $0.50 subject to adjustment hereunder (the “Exercise Price”).

c)

Mechanics of Exercise.

i.

Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is five (5) business days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”).  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, pursuant to Section 1(c)(iv) prior to the issuance of such shares, having been paid.

ii.

Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.

No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv.

Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Company for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Holder, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder.

v.

Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 2.

Certain Adjustments.

a)

Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 2(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)

Reclassification, Exchange, Combinations or Substitution.  Upon any event whereby all of the outstanding shares of the Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Warrant Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.  The provisions of this Section 2(b) shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

c)

Calculations.  All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 2, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d)

Notice to Holder.

i.

Adjustment to Exercise Price.  Whenever the Exercise Price is adjusted pursuant to any provision of this Section 2, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.

Notice to Allow Exercise by Holder.  If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K or issue a press release disclosing such material non-public information.  The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice  except as may otherwise be expressly set forth herein.

Section 3.

Transfer of Warrant.

a)

Transferability.  This Warrant and all rights hereunder (including, without limitation, any registration rights) are not transferable by Holder at any time, either in whole or in part.  Notwithstanding the foregoing, the Warrant Shares issued upon the exercise of this Warrant may be transferred in accordance with all applicable securities laws.

b)

Warrant Register.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the Holder.  The Company may deem and treat the Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

c)

Acknowledgement.   Holder acknowledges that, at any time this Warrant is exercised, unless the Warrant Shares are either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Holder will receive the applicable Warrant Shares in the form of restricted stock of the Company.

d)

Representation by the Holder.  The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 4.

Miscellaneous.

a)

No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 1(c)(i).

b)

Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)

Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then, such action may be taken or such right may be exercised on the next succeeding business day.

d)

Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the domestic securities exchange trading market upon which the Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)

Governing Law.  This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

f)

Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g)

Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)

Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4(d)(h).

If to the Company:	TRANS-LUX CORPORATION 26 Pearl Street Norwalk, CT 06850 Facsimile: 203-229-0691 E-mail: jmallain@trans-lux.com Attention: J.M. Allain, President and CEO
If to the Holder:	NAME OF HOLDER ADDRESS OF HOLDER Facsimile: E-mail:

i)

Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)

Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)

Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company.  The provisions of this Warrant are intended to be solely for the benefit of the Holder of this Warrant and shall be enforceable by the Holder.

l)

Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)

Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)

Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o)

Termination of Service as a Director of the Company.

i.

Termination for Reasons Other Than Cause, Death, Disability.  If the Holder’s continuous service as a Director of the Company (“Continuous Service”) is terminated for any reason other than Cause, death or disability, the Holder may exercise the vested portion of the Warrant, but only within such period of time ending on the earlier of: (a) the date three months following the termination of the Holder’s Continuous Service or (b) the Termination Date.  The expiration of such Director’s term (and simultaneous failure for such Director to be re-elected) shall constitute termination for any reason under this paragraph.

ii.

Termination for Cause.  If the Holder’s Continuous Service is terminated by virtue of a formal removal of such Director by the shareholders of the Company (“for Cause”), the Warrant (whether vested or unvested) shall immediately terminate and cease to be exercisable.  The expiration of such Director’s term (and simultaneous failure for such Director to be re-elected) shall not constitute “for Cause”.

iii.

Termination Due to Disability.  If the Holder’s Continuous Service terminates as a result of the Holder’s disability, the Participant may exercise the vested portion of the Warrant, but only within such period of time ending on the earlier of: (a) the date 12 months following the Holder’s termination of Continuous Service or (b) the Termination Date.

iv.

Termination Due to Death.  If the Holder’s Continuous Service terminates as a result of the Holder’s death, the vested portion of the Warrant may be exercised by the Holder’s estate, by a person who acquired the right to exercise the Warrant by bequest or inheritance or by the person designated to exercise the Warrant upon the Holder’s death, but only within the time period ending on the earlier of: (a) the date 12 months following the Holder’s termination of Continuous Service or (b) the Termination Date.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

TRANS-LUX CORPORATION
By:__________________________________________ Name: J.M. Allain Title: President and Chief Executive Officer

NOTICE OF EXERCISE

TO:

TRANS-LUX CORPORATION

(1)

The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)

Payment shall take the form of [  ] cashier’s check or [  ] wire transfer in lawful money of the United States.

(3)

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

DWAC Account No.: _______________________________

or

Physical Address

_______________________________

_______________________________

_______________________________

Name of Holder:  ___________________________________________________

Signature of Holder: _________________________________________________

Date: ________________________________________________________________________________________

A-1

ATTACHMENT B

PROPOSED FORM OF AMENDMENT TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

TO IMPLEMENT THE REVERSE STOCK SPLIT

This amendment assumes for illustrative purposes only, an exchange ratio of 1-for-1,000 for the reverse split, which will be followed by a forward split with an exchange ratio of 50-for-1 in a subsequent amendment.

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TRANS-LUX CORPORATION

Trans-Lux Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: Immediately upon the effectiveness of this Amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Effective Time”), each one thousand (1,000) shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding or held by the Corporation as treasury stock shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.001 per share, as constituted following the Effective Time.

THIRD: To accomplish the foregoing Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, the following paragraph is added immediately after the first paragraph of ARTICLE FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation as follows:

“Effective as of the effectiveness of the amendment to this Amended and Restated Certificate of Incorporation amending and restating this first paragraph to ARTICLE FOURTH (this “Amendment”) and without regard to any other provision of this Amended and Restated Certificate of Incorporation, each one (1) share of Common Stock, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the time this Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one one-thousandth (1/1,000th) of a fully paid and nonassessable share of Common Stock without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any stockholder of record of fewer than 1,000 shares of Common Stock immediately prior to the time this Amendment becomes effective, and that instead of issuing such fractional shares to such holders, the Corporation’s transfer agent shall aggregate all such fractional shares and sell them as soon as practicable after the effective time of this Amendment at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share.  After the transfer agent’s completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.”

FOURTH: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed on this     day of                     , ____.

TRANS-LUX CORPORATION

By:	____________________________
Name:
Title:

ATTACHMENT C

PROPOSED FORM OF AMENDMENT TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

TO IMPLEMENT THE FORWARD STOCK SPLIT

This amendment assumes an exchange ratio of 50-for-1 for the forward split for illustrative purposes only.

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TRANS-LUX CORPORATION

Trans-Lux Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: Immediately upon the effectiveness of this Amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Effective Time”), each share of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding or held by the Corporation as treasury stock shall be converted into fifty (50) shares of the Corporation’s Common Stock, par value $0.001 per share, as constituted following the Effective Time.

THIRD: To accomplish the foregoing Amendment to the Certificate of Incorporation of the Corporation, the following paragraph is added immediately after the second paragraph of ARTICLE FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation as follows:

“Effective as of the effectiveness of the amendment to this Amended and Restated Certificate of Incorporation adding this additional paragraph following the first paragraph of ARTICLE FOURTH of the Amended and Restated Certificate of Incorporation (this “Amendment”) and without regard to any other provision of this Amended and Restated Certificate of Incorporation, each share of Common Stock, either issued or outstanding or held by the Corporation as treasury stock immediately prior to the effectiveness of this Amendment, and any fractional share of Common Stock held by a stockholder who holds in excess of one (1) share of Common Stock immediately prior to the time this Amendment becomes effective shall and is hereby automatically reclassified and changed (without any further act) into fifty (50) fully-paid and nonassessable shares of Common Stock (or, with respect to fractional shares of Common Stock, such lesser number of shares of Common Stock and fractional shares as may be applicable based upon such 50 for 1 ratio), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares of Common Stock shall be issued to any stockholder of record immediately following the time this Amendment becomes effective, and that instead of issuing such fractional shares to such holders, the Corporation’s transfer agent shall aggregate all such fractional shares and sell them as soon as practicable after the effectiveness of this Amendment at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share.  After the transfer agent’s completion of such sale, stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.”

FOURTH: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed on this     day of                     , ____.

TRANS-LUX CORPORATION

By:	____________________________
Name:
Title:

ATTACHMENT D

PROPOSED FORM OF AMENDMENT TO AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

TO IMPLEMENT THE REDUCTION IN AUTHORIZED COMMON STOCK

This amendment assumes for illustrative purposes only, the reduction in authorized Common Stock of the Corporation to follow an exchange ratio of 1-for-1,000 for the reverse split, which will be followed by a forward split with an exchange ratio of 50-for-1 in a subsequent amendment.

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TRANS-LUX CORPORATION

Trans-Lux Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: Immediately upon the effectiveness of this Amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Effective Time”), the authorized Common Stock of the Corporation’s Common Stock shall be reduced following the Effective Time as described in this Amendment.

THIRD: To accomplish the foregoing Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, the first paragraph of ARTICLE FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation shall be amended and restated in its entirety as follows:

“FOURTH:  The aggregate number of shares of stock of all classes which the Corporation shall have authority to issue is 10,500,000 consisting of 10,000,000 shares of the Corporation’s Common Stock (the “Common Stock”) having a par value of $0.001 per share and 500,000 shares of the Corporation’s Preferred Stock (the “Preferred Stock”) having a par value of $0.001 per share.”

FOURTH: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed on this     day of                     , ____.

TRANS-LUX CORPORATION

By:	____________________________
Name:
Title:

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

OCTOBER 2, 2013
CARTERSVILLE, GEORGIA

PROXY

TRANS-LUX CORPORATION
ANNUAL MEETING OF STOCKHOLDERS — OCTOBER 2, 2013
(SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints J.M. ALLAIN and KRISTIN A. KREUDER, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the Company’s Atlanta office, located at 680 Douthit Ferry Road, Suite 201, Cartersville, Georgia 30120, on October 2, 2013 at 10:00 A.M., and at any adjournment or postponement thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment or postponement thereof, including to vote for the election of such substitute nominee for director as such proxies (or their substitutes) may select in the event that the nominee named in this proxy card becomes unable to serve:

All Directors recommend votes FOR Items 1(a), 1(b), 3(a), 3(b), 4(a), 4(b), 4(c) and 5.

A majority of the Directors recommend votes FOR Items 2(a), 2(b) and 2(c).

Item 1(a)	FOR	AGAINST	ABSTAIN	Approve the advisory resolution on executive compensation
	☐	☐	☐

Item 1(b)	FOR	AGAINST	ABSTAIN	Approve the advisory resolution on the frequency of future advisory votes on executive compensation
	☐	☐	☐

Item 2 (a)	FOR	AGAINST	ABSTAIN	Approve the grant of warrants to George Schiele
	☐	☐	☐

Item 2(b)	FOR	AGAINST	ABSTAIN	Approve the grant of warrants Salvatore Zizza
	☐	☐	☐

Item 2(c)	FOR	AGAINST	ABSTAIN	Approve the grant of warrants to Jean Firstenberg
	☐	☐	☐

Item 3(a)	FOR	AGAINST	ABSTAIN	Approve the amendments to our amended and restated certificate of incorporation granting our board the discretion to effect a reverse stock split followed by a forward stock split
	☐	☐	☐

Item 3(b)	FOR ☐	AGAINST ☐	ABSTAIN ☐

Approve the amendments to our amended and restated certificate of incorporation granting our board the discretion to reduce the Company’s common stock; implementation of Proposal No. 3(b) is conditioned upon the approval of Proposal No. 3(a); if Proposal No. 3(a) is not approved, then Proposal No. 3(b) will not be implemented

Item 4(a)	FOR	WITHHELD	ABSTAIN	Election of Jean Firstenberg to serve as a director for a three-year term, until her successor shall be elected and shall have qualified
	☐	☐	☐

Item 4(b)	FOR ☐	WITHHELD ☐	ABSTAIN ☐	Election of Alan K. Greene to serve as a director for a three-year term, until his successor shall be elected and shall have qualified
Item 4(c)	FOR ☐	WITHHELD ☐	ABSTAIN ☐	Election of Alberto Shaio to serve as a director for a three-year term, until his successor shall be elected and shall have qualified
Item 5	FOR	AGAINST	ABSTAIN	Ratify the retention of BDO USA, LLP, as the Corporation’s independent registered public accounting firm for the ensuing fiscal year
	☐	☐	☐

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS LISTED UNDER ITEM 1, TO APPROVE (A) AN ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION AND (B) AN ADVISORY RESOLUTION ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION “FOR” ITEM, 2, TO APPROVE THE GRANT OF WARRANTS TO THE CHAIRMAN AND VICE CHAIRMAN OF THE BOARD OF DIRECTORS OF THE CORPORATION, “FOR” ITEM 3, TO APPROVE AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION GRANTING OUR BOARD THE DISCRETION TO (A) EFFECT A REVERSE STOCK SPLIT FOLLOWED BY A FORWARD STOCK SPLIT AND (B) REDUCE THE COMPANY’S COMMON STOCK; IMPLEMENTATION OF THE PROPOSAL UNDER ITEM 3(A) IS SUBJECT TO THE APPROVAL OF THE PROPOSAL UNDER ITEM3(B); IF PROPOSAL NO. 3(A) IS NOT APPROVED, PROPOSAL NO. 3(B) WILL NOT BE IMPLEMENTED, “FOR” ITEMS 4(A), (B) AND (C), FOR THE ELECTION OF THE DIRECTORS, AND “FOR” ITEM 5, TO RATIFY THE RETENTION OF BDO USA, LLP, AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE ENSUING FISCAL YEAR.

Said attorneys and proxies, acting individually, or their substitutes at said meeting, or any adjournment or postponement thereof, may exercise all of the powers hereby given.  Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated August __, 2013.

Dated: _______________________________, 2013

_____________________________________
Stockholder(s) Signature

_____________________________________
Title:_____________________________________

NOTE: This proxy properly filled in, dated and signed, should be returned immediately in the enclosed postpaid envelope.  If the signer is a corporation, sign in full the corporate name by a duly authorized officer.  If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.